SCHEDULE 14A INFORMATION
                     PROXY STATEMENT PURSUANT TO SECTION 14(A)
                      OF THE SECURITIES EXCHANGE ACT OF 1934

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                      SYNCOR INTERNATIONAL CORPORATION
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_____________________________________________________________________________

                              [SYNCOR LETTERHEAD]

May 12, 2000

                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Syncor International Corporation on Tuesday, June 20, 2000, beginning at 1:00 p.m. local time. The meeting will be held at the Warner Center Hilton Hotel, 6360 Canoga Avenue, Woodland Hills, California 91367.

Enclosed you will find the Proxy Statement and the Annual Report for the year ended December 31, 1999. This Notice of the Annual Meeting and the Proxy Statement on the following pages cover the formal business of the meeting, including the consideration of the following proposals:

     (1)     To elect three Directors;

     (2) To ratify the selection of KPMG LLP as the Company's independent auditors for the 2000 fiscal year; and

     (3)     To approve the 2000 Master Stock Incentive Plan.

We urge you to review carefully the discussion of the proposals in the Proxy
Statement before you vote your proxy.   The Board of Directors recommends
that you approve the three proposals.

To ensure that your shares are represented, even if you plan to attend the meeting in person, we ask that you complete, date, sign and return the enclosed proxy card in the accompanying envelope today. You may revoke your proxy at any time prior to the time it is voted.

We look forward to welcoming you at the Annual Meeting.

Sincerely,

/s/Monty Fu                          /s/Robert G. Funari
   Monty Fu                             Robert G. Funari
   Chairman of the Board                President and Chief Executive Officer



                           SYNCOR INTERNATIONAL CORPORATION

                                6464 Canoga Avenue
                       Woodland Hills, California  91367-2407



                                 PROXY STATEMENT
                        for Annual Meeting on June 20, 2000

_____________________________________________________________________________

                          PERSONS MAKING THE SOLICITATION

The enclosed proxy is solicited by the Board of Directors of Syncor International Corporation ("Syncor" or the "Company") for use at the annual meeting of stockholders of the Company ("Annual Meeting") to be held June 20, 2000 at the Warner Center Hilton Hotel, 6360 Canoga Avenue, Woodland Hills, California 91367-2407, beginning at 1:00 p.m. local time, and any postponement(s) or adjournment(s) thereof. The Company's proxy statement and form of proxy/voting instruction card are being mailed to the stockholders commencing May 12, 2000. Syncor will bear all expenses incurred in connection with the solicitation. In addition to solicitation by mail, proxies may be solicited by Directors, executive officers or employees of Syncor in person or by telephone or otherwise. They will not be specifically compensated for such services.


                              GENERAL INFORMATION

Votes cast by proxy or in person at the Annual Meeting will be counted by the persons appointed by the Board of Directors of Syncor to act as election inspectors at the meeting. The election inspectors will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions, however, do not constitute a vote "for" or "against" any matter.

The election inspectors will treat shares referred to as "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or other persons entitled to vote and that the broker or nominee does not have discretionary power to vote on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of any matter as to which the broker has indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote (even though the same shares are present for quorum purposes and may be entitled to vote on other matters).

Your executed proxy may be revoked at any time before it is exercised by filing with the Secretary of Syncor, at the principal executive office of Syncor, 6464 Canoga Avenue, Woodland Hills, California 91367-2407, a duly executed written revocation or a duly executed proxy bearing a later date. The execution of the enclosed proxy will not affect your right to vote in person should you find it convenient to attend the Annual Meeting.


                           VOTING SECURITIES

The number of shares of the Company's $.05 par value common stock ("Common Stock") outstanding and entitled to vote at the Annual Meeting is 11,786,469 shares. Each share is entitled to one vote, and the stockholders are not entitled to cumulate their votes in the election of Directors. Only stockholders of record at the close of business on April 24, 2000, are entitled to notice and to vote at the Annual Meeting. Shares represented by all valid proxies will be voted according to the instructions contained in the proxies. IN THE ABSENCE OF INSTRUCTIONS, SHARES REPRESENTED BY VALID PROXIES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS AS SHOWN ON THE PROXY. WITH RESPECT TO OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING, THE PROXY HOLDERS WILL VOTE THE PROXY IN ACCORDANCE WITH THEIR BEST JUDGMENT.

The presence, either in person or by proxy, of the persons owning a majority of Syncor's shares entitled to vote at the Annual Meeting is necessary for a quorum for the transaction of business. A plurality of the votes cast will elect the Directors. Approval of each other proposal to be brought before the Annual Meeting will require the affirmative vote of at least the majority in voting interests of the stockholders present, in person or by proxy, at the Annual Meeting and entitled to vote thereon.


              SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Based on Section 13(g) filings made with the Securities and Exchange Commission on or before March 31, 2000, the following table sets forth certain information concerning persons known to Syncor to own beneficially more than five percent of the outstanding Syncor Common Stock (the only class of Syncor's voting securities). All ownership is direct except as otherwise noted.


     Name and Address                                             Amount and Nature of       Percent of
     of Beneficial Owner                                          Beneficial Ownership       Class (1)
Merrill Lynch Trust Company, FSB (2) (before May 1, 2000)                    1,607,579          13.6 %
Syncor International Corporation ESSOP
420 Montgomery Street, San Francisco, CA  94163

North Star ESOP & Fiduciary Services, LLC (from May 1, 2000)
500 West Madison Street, Suite 3800
Chicago, IL  60661

Wellington Management Company (3)                                           1,137,859            9.7 %
75 State Street, Boston, MA 02109

Monty Fu (4)                                                                  991,948            8.3 %
6464 Canoga Avenue, Woodland Hills, CA 91367-2407

FMR Corp. (Fidelity Investments)                                              938,042            8.0 %
82 Devonshire Street, Boston, MA  02109

Vanguard Specialized Portfolios, Inc. - Health Care Fund                      856,559            7.3 %
Post Office Box 2600, Valley Forge, PA 19482-2600

[FN]
(1) Calculated on the basis of 11,786,332 shares (excluding treasury shares) outstanding as of March 31, 2000. Percentages are calculated including shares not outstanding which the beneficial owner has a right to acquire within 60 days of March 31, 2000.

(2) On May 1, 2000, North Star ESOP & Fiduciary Services, LLC became the new trustee of Syncor's Employees' Savings and Stock Ownership Plan ("ESSOP"). On that date, Merrill Lynch Trust Company, FSB transferred all of the ESSOP shares in its possession to the new trustee. The new trustee will vote the ESSOP shares in accordance with the instructions of the beneficial owners. With respect to ESSOP shares for which no voting instructions are given by the beneficial owners, the Company may direct the trustee on how to vote those shares.

(3) Includes 856,559 shares reported by Vanguard Specialized Portfolios, Inc. - Health Care Fund.

(4) Includes 131,014 shares not outstanding which Mr. Fu has the right to acquire pursuant to options that are exercisable on March 31, 2000 or within 60 days thereafter, 10,723 shares owned by Mr. Fu by virtue of his participation in the ESSOP as of March 31, 2000, and 17,420 shares held as trustee for his children.

                         SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth, as of March 31, 2000, the beneficial ownership of Syncor Common Stock (the only class of Syncor's voting securities) by each Syncor Director and by each of the executive officers named in the "Summary Compensation Table." All ownership is direct unless otherwise noted.

    Name of                        Amount and Nature               Percent of
Beneficial Owner                of Beneficial Ownership             Class (1)
Dr. Steven B. Gerber                     55,900 (2)                    (*)

George S. Oki                            33,550 (3)                    (*)

Arnold E. Spangler                       46,700 (4)                    (*)

Dr. Henry N. Wagner, Jr.                 47,850 (5)                    (*)

Dr. Gail R. Wilensky                     40,400 (6)                    (*)

Ronald A. Williams                       22,584 (7)                    (*)

Robert G. Funari                        466,434 (8)                    3.9%

Monty Fu                                991,948 (9)                    8.3%

Brad Nutter (10)                         16,560                        (*)

Haig S. Bagerdjian                      295,855 (11)                   2.5%

Michael E. Mikity                       125,597 (12)                   1.1%

All Directors and executive
officers as a group
(16 individuals)                      2,532,160 (13)                  20.1%

[FN]
(1) Calculated on the basis of 11,786,332 shares (excluding treasury shares) of Syncor Common Stock outstanding as of March 31, 2000. Percentages and amounts are calculated including shares not outstanding which the individual has a right to acquire pursuant to options exercisable on March 31, 2000 or within 60 days thereafter. Exceptions are noted for each individual. The executive officers' ESSOP shares are included and separately noted for named executive officers in the following notes. The ESSOP number and percentage are as of March 31, 2000 but does not include matching shares for the first quarter of 2000.

(2) Includes 18,400 shares not outstanding which the person has the right to acquire pursuant to options and 37,500 shares held as co-trustee for his children.

(3) Includes 12,550 shares not outstanding which the person has the right to acquire pursuant to options.

(4) Includes 14,200 shares not outstanding which the person has the right to acquire pursuant to options.

(5) Includes 41,600 shares not outstanding which the person has the right to acquire pursuant to options.

(6) Includes 27,400 shares not outstanding which the person has the right to acquire pursuant to options.

(7) Includes 3,334 shares not outstanding which the person has the right to acquire pursuant to options.

(8) Includes 247,511 shares not outstanding which the person has the right to acquire pursuant to options and 4,288 shares under the ESSOP.

(9) Includes 131,014 shares not outstanding which the person has the right to acquire pursuant to options, 10,723 shares under the ESSOP, and 17,420 shares held as trustee for his children.

(10)  Mr. Nutter's employment with the Company terminated on February 11,
      2000.

(11) Includes 124,052 shares not outstanding which the person has the right to acquire pursuant to options and 2,661 shares under the ESSOP.

(12) Includes 76,091 shares not outstanding which the person has the right to acquire pursuant to options and 8,342 shares under the ESSOP.

(13) Includes 834,193 shares not outstanding which the individuals as a group have the right to acquire pursuant to options and 36,453 shares under the ESSOP.

(*)   Less than 1%.

                          PROPOSAL ONE: ELECTION OF DIRECTORS

                        Identification of Directors and Nominees

In 1986, Syncor stockholders approved staggered three-year terms for Directors. The three nominees named below are successors to the class whose term expires at this Annual Meeting and, if elected, will serve until the Annual Meeting in 2003 when their respective successors are duly elected and qualified.

The nominees are described below with brief statements setting forth their present principal occupations, their current ages, the lengths of time they have served as Directors of Syncor, and their business experience during at least the last five years. The three nominees are currently Directors of Syncor.

All of the nominees have indicated their willingness to serve. In the event, however, that any of them should be unable to serve, the proxies named on the enclosed proxy card will vote in their discretion for such other persons as the Board of Directors may recommend, unless the Board of Directors reduces the number of Directors to eliminate any vacancies.

The Board of Directors recommends that the stockholders vote FOR the election of the nominees named. Unless otherwise instructed, the proxies will vote for all of the nominees. The shares represented in person and by proxy cannot be voted for more than three nominees.


                               Nominees For Election

Steven B. Gerber, M.D.  	                 	Director since May 1, 1990
                                                                  Age:  46

Dr. Gerber has been a Managing Director for CIBC World Markets since 1993, and its head of health care research since 1997. Dr. Gerber has an M.B.A. in Finance from the University of California, Los Angeles, and is a board-certified internist and cardiologist with subspecialty training in Nuclear Cardiology. He received his M.D. from Tufts University and a B.A. in Psychology from Brandeis University. He is also a director of Intracel Corp.

Arnold E. Spangler                             	Director since August 9, 1985
                                                                     Age:  51

Mr. Spangler has been a Managing Director of Mancuso & Company, a private merchant banking firm, since 1993. Mr. Spangler was a Managing Director of PaineWebber Incorporated and a Co-Director of its mergers and acquisitions department from 1989 to 1991, and a General Partner in the investment banking firm of Lazard Freres & Co., where he worked primarily in the areas of mergers and acquisitions and financial advising, from 1983 to 1989. Mr. Spangler has a B.S. in Economics from Iowa State University and an M.B.A. from Harvard Business School.

Dr. Gail R. Wilensky                             Director since July 12, 1993
                                                                      Age: 56

Dr. Wilensky's professional career spans more than 30 years of policy analysis, management, and university-level teaching. She has been the John
M. Olin Senior Fellow at Project HOPE, an international health foundation, since 1993, and has been chair of the Medicare Payment Advisory Commission since October 1997. She was chair of the Physician Payment Review Commission from 1995 to 1997. From 1992 to 1993, she served in the White House as Deputy Assistant to the President for Policy Development. Before joining the White House staff, she was the Administrator of the Health Care Financing Administration in the Department of Health and Human Services for two years. As Administrator, she directed the Medicare and Medicaid programs. Dr. Wilensky is a nationally recognized expert on a wide range of health policy and financing issues and has published extensively on health economics and other policy issues. Dr. Wilensky has received numerous honors and awards and is an elected member of the Institute of Medicine of the National Academy of Sciences. She is a director of Advanced Tissue Sciences, Inc., St. Jude Medical, Inc., United Healthcare Corporation, Quest Diagnostics Incorporated, Shared Medical Systems Corporation, and HCR Manor Care, Inc., and is a Trustee of the Combined Benefits Fund of the United Mine Workers of America. Dr. Wilensky is also a member of many professional societies and serves on several professional committees.


                               Terms Expiring In 2001


George S. Oki                                     Director since May 17, 1985
                                                                     Age:  49

Mr. Oki has been the Chairman of the Board of Meta Information Services Inc. since April 1, 1993. Mr. Oki was a Director of a predecessor corporation of Syncor from July 1982 to August 1983 and from December 1984 until its merger into Syncor. Mr. Oki has a B.S. degree in Horticulture from Colorado State University and an M.B.A. from the University of Southern California.

Robert G. Funari                              Director since January 23, 1995
                                                                      Age: 52

Mr. Funari has served as Chief Executive Officer for Syncor since July 1996, and as President since January 1996. Mr. Funari joined Syncor in August 1993 as Executive Vice President and Chief Operating Officer. Prior to joining Syncor, Mr. Funari was Executive Vice President and General Manager for McKesson Drug Company. From 1975 to 1992, Mr. Funari held a number of key management positions with Baxter International and its subsidiaries, including Corporate Vice President and President of its Pharmaseal Division. Mr. Funari received a Bachelor of Science degree in Mechanical Engineering from Cornell University and an M.B.A. from Harvard Business School. Mr. Funari also serves as a director for three non-publicly traded financial institutions that are affiliated with each other: Peninsula Banking Group, Inc., since May 1995; Bay Cities National Bank, since December 1994; and Community First Financial Group, Inc., since January 1997.

                             Terms Expiring In 2002

Monty Fu                                          Director since May 17, 1985
                                                                      Age: 53

Mr. Fu is the Chairman of the Board of Directors of Syncor.   In 1975, Mr. Fu
co-founded Pharmatopes, Inc., a radiopharmaceutical company which, through a series of mergers, grew into what Syncor is today. Mr. Fu also served as Chief Executive Officer for Syncor from May 1985 until February 1989. Mr. Fu has a B.S. degree in Pharmacy with a specialization in Nuclear Pharmacy.

Henry N. Wagner, Jr., M.D.                      Director since August 3, 1992
                                                                      Age: 72

Dr. Wagner has spent more than 30 years at The Johns Hopkins University, pioneering radioactive diagnostics and treatments. He is currently a Professor of Radiological Science and Environmental Health Sciences, as well as the Director of the Division of Radiation Health Sciences. Dr. Wagner and his work have been nationally and internationally recognized with numerous honors and awards, including the prestigious American Medical Association's Scientific Achievement Award. Dr. Wagner is a member of many professional societies, including the Institute of Medicine, and serves on several research committees for such organizations as the National Institutes of Health, National Research Council and the Nuclear Regulatory Commission.

Ronald A. Williams                            Director since December 4, 1998
                                                                      Age: 50

Mr. Williams is the President of Blue Cross of California. He joined Blue Cross in 1987 as Vice President, Marketing and Specialty Products. He was promoted to Senior Vice President that same year, to Executive Vice President in 1989, and to his current position as President since May 1996. Mr. Williams received a Master of Science in Management from the Massachusetts Institute of Technology (MIT), and a B.A. in Psychology from Roosevelt University. While at MIT, he was a Sloan Fellow, as well as a Bush Leadership Fellow.

There are no family relationships between any of the nominees, Directors or executive officers, except that Mr. George Oki is a brother-in-law of Monty Fu.


                        IDENTIFICATION OF EXECUTIVE OFFICERS

The following persons are all of the executive officers of Syncor. The executive officers serve at the discretion of the Board of Directors.

                                                 Director and/or
Name                   Age    Officer Since      Position(s)
Robert G. Funari        52     August 1993       Director, President and
                                                 Chief Executive Officer

Monty Fu                53     May 1985          Director, Chairman of the
                                                 Board

Haig S. Bagerdjian      43     January 1995      Executive Vice President and
                                                 Secretary; President and
                                                 Chief Executive Officer,
                                                 Syncor Overseas Ltd.

David L. Ward          44      March 1999        Executive Vice President;
                                                 President and Chief
                                                 Executive Officer,
                                                 Comprehensive Medical
                                                 Imaging, Inc.

Michael E. Mikity      52      November 1985	    Senior Vice President, Chief
                                                 Financial Officer and
                                                 Treasurer

John S. Baumann        39      October 1998      Senior Vice President,
                                                 General Counsel and
                                                 Assistant Secretary

Michael L. Lach        57      December 1999     Senior Vice President and
                                                 Chief Information Officer

Jack L. Coffey         48      April 1989        Corporate Vice President,
                                                 Quality and Regulatory

Sheila H. Coop         59      November 1992     Corporate Vice President,
                                                 Human Resources

              BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS

Mr. Robert Funari's and Mr. Monty Fu's business experiences are described above. The following is a description of the business experiences of the other executive officers.

Haig S. Bagerdjian has served as Executive Vice President and Secretary for Syncor, and President and Chief Executive Officer for Syncor Overseas Ltd., since June 1998. Mr. Bagerdjian joined Syncor in 1991 as an Associate General Counsel and Assistant Secretary, became Vice President, Secretary and General Counsel in January 1995, and was appointed Senior Vice President, Business Development, in October 1996. He also served as Chief Legal Officer from June 1998 until June 1999. Mr. Bagerdjian received a B.A. in International Relations and Slavic Languages and Literature, and Certificates in Russian Studies, Strategic Defense and National Security, from the University of Southern California in 1983, and a J.D. from Harvard Law School in 1986. He is admitted to the State Bar of California. Mr. Bagerdjian has also served as a director of Advanced Machine Vision Corporation (NASDAQ:
"AMVC") since January 1997.

John S. Baumann has served as Senior Vice President, General Counsel and Assistant Secretary for Syncor since June 1999. He joined Syncor in October 1998 as Corporate Vice President and General Counsel. Prior to joining Syncor, he served as Associate General Counsel for KPMG LLP from March 1995 to October 1998, and as Vice President and Associate Corporate Counsel for The Continental Corporation from November 1991 to March 1995. Mr. Baumann received his B.A. in Psychology from Columbia College in 1982, and his J.D. from Harvard Law School in 1985. He is admitted to the State Bar of New York.

Jack L. Coffey has served as Corporate Vice President, Quality and Regulatory, since July 1, 1996, and previously served as Vice President in various capacities. He joined Nuclear Pharmacy, Inc., a predecessor of
Syncor, in 1984 as Director of Radiation Services.   Mr. Coffey received a
Bachelor of Science degree from Cumberland College in 1973 and a Master's Degree in Radiation Biology in 1978 from the University of Tennessee. He is also a certified health physicist.

Sheila H. Coop has served as Corporate Vice President, Human Resources, for Syncor since 1992. Ms. Coop joined Syncor in July 1991, as Director of Human Resources. Prior to joining Syncor, Ms. Coop was a Senior Human Resources Consultant with Jorgensen and Associates. From 1988 to 1990, Ms. Coop was Director of Human Resources for Daylight Transport, Inc., a national transportation company. Ms. Coop received a Bachelor of Science degree from the University of California, Los Angeles, and a Certificate of Professional Designation in Human Resources Management from the University of California, Los Angeles, School of Law and Graduate School of Business in 1983.

Michael L. Lach has served as Senior Vice President and Chief Information Officer for Syncor since December 1999. Prior to joining Syncor, Mr. Lach was with Allergan, Inc., where he served as Chief Information Officer from 1985 to October 1998, and as Senior Vice President from 1990 to October 1998. Mr. Lach received his B.A. in Mathematics from St. Mary's College in Minnesota in 1964, and a Masters in Management Science from the United States International University in San Diego in 1970.

Michael E. Mikity is Senior Vice President, Treasurer and Chief Financial Officer for Syncor. He has been Chief Financial Officer and Treasurer for Syncor since 1983, except for the period between June 1993 until August 1994 when he served as Chief Information Officer. He was also Vice President from June 1993 until June 1996, when he was promoted to Senior Vice President.
Mr. Mikity is a certified public accountant and received his Bachelor of Science degree in Accounting from the University of Southern California in 1973.

David L. Ward. has served as Executive Vice President for Syncor, and as President and Chief Executive Officer for Comprehensive Medical Imaging, Inc., since March 1999. Prior to joining Syncor, Mr. Ward was with American Rehability Services, Inc., where he served as President from November 1997 until February 1999, and as Chief Operating Officer from May 1996 until October 1997. From 1988 to 1996, Mr. Ward held various managerial positions with NovaCare, Inc., including Region President. Mr. Ward received a Bachelor of Science degree in Journalism/Public Relations from the University of Kansas.

                 INFORMATION CONCERNING OPERATION OF THE
                  BOARD OF DIRECTORS AND ITS COMMITTEES

In order to facilitate the handling of various functions of the Board of Directors, the Board has appointed a standing Audit Committee, Compensation Committee, Nominating and Governance Committee, Quality Committee and Officer Director Committee. The current membership of the committees is as follows, with the chairman of each committee identified by an asterisk:


Audit              Compensation       Nominating and         Quality         Officer Director
Committee          Committee          Governance Committee   Committee       Committee
Steven Gerber*     George Oki         Monty Fu               Robert Funari   Monty Fu*
Arnold Spangler    Arnold Spangler*   Robert Funari          Steven Gerber   Robert Funari
Gail Wilensky      Ronald Williams    George Oki*            Henry Wagner
                                      Ronald Williams        Gail Wilensky*


Audit Committee. The functions of the Audit Committee include review of those matters that primarily relate to a financial audit of Syncor and its subsidiaries, including (i) the findings of the independent auditors, (ii) the accounting principles used by Syncor and actual or impending changes in financial accounting requirements, (iii) the financial and accounting controls, and (iv) the recommendations by the independent auditors. The committee held 2 meetings in 1999.

Compensation Committee. The functions of the Compensation Committee include
(i) the review of the performance of the Chief Executive Officer and other executive officers, (ii) the annual review, examination and approval, as needed, of salary ranges and salaries for the executive officers and compensation for non-employee Directors, (iii) the review of compensation arrangements involving major acquisitions, salary administration policy, fringe benefit policy and other compensation matters as requested by the Board of Directors, and (iv) the administration of the Company's 1990 Master Stock Incentive Plan and other incentive plans for executive officers. The committee held 3 meetings in 1999.

Nominating and Governance Committee. This committee, which was formerly called the Nominating Committee, was renamed the Nominating and Governance Committee in February 2000. The functions of the Nominating and Governance Committee include (i) setting-up procedures for identifying nominees for Director positions, (ii) reviewing prospective new members of the Board of Directors and nominations for successive terms of current Board members,
(iii) making recommendations to the Board of Directors for nominees for Director positions, (iv) reviewing the governance structure of the Board, and (v) advising and making recommendations to the Board on matters concerning directorship practices. The committee will consider the possible nomination as Directors of persons recommended by stockholders. Any such recommendations should be in writing and should be mailed or delivered to the Company, marked for the attention of the Nominating and Governance Committee, on or before the date for receipt of stockholder proposals for the next annual meeting. The committee held 1 meeting in 1999.

Quality Committee. The functions of the Quality Committee include establishing strategic priorities for quality, assessment and evaluation of quality standards and determining who will carry out the process. The committee also establishes expectations and reviews plans and procedures to improve Syncor's quality standards. The committee held 2 meetings in 1999.

Officer Director Committee. The committee reviews current and past compensation of non-employee Directors and administers the Non-Employee Director Stock Compensation Plan, which was allocated 25,000 shares of the Company's Common Stock in 1996 to be used to compensate non-employee Directors from time to time. The committee held 1 meeting in 1999.

Board of Directors. The Board of Directors held 11 meetings in 1999, 7 of which were telephonic. Each of the Directors attended more than 75 percent of the total number of meetings of the Board of Directors and the total number of meetings held by the Board Committees on which he or she served.


               COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation of Directors. In 1999, the Company changed the way in which it compensates non-employee directors to make it more consistent with the philosophy of tying a greater portion of compensation to the performance of the Company's stock, and thereby aligning more closely the interests of directors and stockholders. In line with this philosophy, each non-employee director received an option to purchase 5,000 shares in 1999 under the 1999 Non-Employee Director Stock Incentive Plan or, in the case of Mr. Williams, under the 1990 Master Stock Incentive Plan. If the stockholders approve the 2000 Master Stock Incentive Plan, as described in Proposal Number Three, each non-employee director will be eligible to receive a stock option grant upon appointment or reelection with an average annual Black-Scholes value (a widely accepted method of determining the fair market value of options) not to exceed 80% of the annual compensation opportunity for the director for each year of his or her pending term of service. For example, for 2000, the Board approved a stock option grant for each non-employee director with a Black-Scholes value of $70,000, or 74% of the annual compensation opportunity. If at the time of grant the Black-Scholes value per option share is $17.90 (which was the Black-Scholes value on March 31, 2000), the non-employee director will receive on the date of appointment or re-election for a 3-year term an option to purchase 11,732 Syncor shares (3 x $70,000/$17.90 = 11,732 shares). Current non-employee directors who are not up for re-election in 2000 will receive a stock option grant with a Black-Scholes value equal to the product of $70,000 multiplied by the number of years remaining in their term.

Each non-employee director also receives an annual retainer of $15,000 (a reduction from $20,000 during previous years), plus a fee of $1,000 per day for regular Board meetings (including one travel day per meeting if traveling outside of their home states) and $500 per telephonic meeting. The Chairman of the Compensation Committee receives an additional annual fee of $2,500. Non-employee directors are also eligible to participate in the Company's Executive Deferral Plan, pursuant to which the Company contributes on behalf of the non-employee director an amount equal to 25% of the deferred compensation. Employee directors receive no additional compensation for service on the Board or its committees.

1990 Master Stock Incentive Plan (the "1990 MSIP"). The 1990 MSIP provides long term incentives for directors and employees through the grant of (a) options and (b) other awards such as stock appreciation rights, restricted stock awards and performance share awards ("Other Awards"). The 1990 MSIP expires on September 15, 2000, and thereafter no award may be granted under the plan. The Board of Directors had delegated its discretionary and administrative authority under the 1990 MSIP to the Compensation Committee (the "Administrator"). Options are granted to executive officers and other employees under the 1990 MSIP at the discretion of the Administrator. The purchase price per option is determined by the Administrator, but in the case of incentive stock options, it must be at least fair market value on the date of grant. Options are subject to a vesting schedule and period determined by the Administrator.

Employees' Savings and Stock Ownership Plan ("ESSOP"). Eligible employees may participate in the Company's ESSOP, as administered pursuant to Section 401(k) of the Internal Revenue Code (the "Code"), by contributing up to two percent of their pay through pre-tax payroll deductions for the purchase of the Company's Common Stock. The Company matches such contributions in Company stock on a share-for-share basis. In addition, participating employees may contribute up to an additional 14 percent of their pay, subject to a maximum dollar amount, to an account with several investment fund choices. The Company will match these additional contributions in Company stock at the rate of $.50 on the dollar up to the first four percent of the employee's pay.

Executive Deferral Plan. All executive officers, Directors and members of management are eligible to participate in the Executive Deferral Plan (the "Deferral Plan"). The Deferral Plan allows each participant to defer up to 25 percent, and in the case of non-employee Directors, 100 percent, of his or her annual compensation. The Deferral Plan is designed to defer the payment of taxes on the deferred income until such time as the deferments are distributed to the participants. Under the Deferral Plan, the Company makes a monthly contribution on behalf of the employee at a rate of 25% on up to 15% (100% for non-employee Directors) of the deferred compensation. The Deferral Plan is secured with a "Rabbi Trust" which is responsible for plan investments. Currently, assets are invested in a selection of separate and fixed accounts made available through flexible variable life insurance policies owned by the trust and in a selection of funds available through an independent money management firm. The Deferral Plan participants select from up to 23 investment accounts. The investment performance of each account selected will determine the returns credited to the individual participant's deferral account value.

Executive Life Insurance Plan. All executive officers are part of Syncor's life insurance plan receiving coverage computed on the same basis as all salaried employees. In addition, the executive officers each have term life insurance of $500,000, premiums for which are paid by Syncor.

Split Dollar Arrangement with Monty Fu. On January 8, 1999, the Company entered into a split dollar arrangement with Monty Fu and a trust for the benefit of his children, by which Mr. Fu relinquished all his then-current and future interests in the Executive Deferral Plan in exchange for the Company's agreement to pay the premiums on a life insurance policy insuring Mr. Fu and his wife and owned by the trust. The after-tax net present value of the premiums under the split dollar plan was calculated to be identical to the then-net present value of what Mr. Fu would have received under the Deferred Compensation Plan. Under the split dollar agreement, the Company will pay the annual premium of $412,000 for seven years, but will be repaid the full amount of the cumulative premiums in the sixteenth year of the plan, or earlier upon the death of Mr. Fu and his wife. The beneficiaries of the trust would be entitled to any proceeds from the policy in excess of the amount repaid to Syncor. The Company also pays the annual cost of Mr. Fu's term life insurance policy.

Benefits Agreement. The Company entered into a Benefits Agreement, the form of which was approved by the Board of Directors in November 1989 and amended by the Board on June 20, 1995, with all of its Directors and certain of its employees. The agreement provides for accelerated vesting of stock options, deferred incentive earnings and all other awards under the Company's incentive plans in the event of a "change in control" as defined in such Benefits Agreement.

Corporate Executive Management Incentive Plan.   Annual incentive
compensation is awarded to the officers only if the Company achieves it earnings per share ("EPS") objective for the fiscal year. The EPS objective for 1999 was $1.45, which was achieved. The EPS objective for 2000 is $1.95. Assuming that the EPS level is reached and an officer achieves 100% of his or her MBOs, the executive officer will receive as his or her annual incentive compensation 40% to 100% of base salary, as determined in advance by the Board of Directors.

Performance Equity Plan. To better align the interests of stockholders and management, the Company implemented the Performance Equity Plan for officers. Awards under the Performance Equity Plan have three components of equal value as measured at the time of grant: a stock grant, a stock option grant, and a cash award. The awards are triggered upon the attainment of separate Syncor Common Stock price targets. The stock price targets must be maintained for at least ten trading days in a period of twenty consecutive trading days during such window period. The first two stock price targets ($20 and $25) were achieved in 1998. The third stock price target ($34) was achieved in 1999. The next three targets are $43 (by June 30, 2002), $53 (by June 30,
2003) and $65 (by June 30, 2004). If a stock price target is met within the specified window period, an officer participating in the Performance Equity Plan will receive awards with a total value of approximately one to two times his or her base salary (including the value of the options measured as of the time of grant), depending on the officer's title; the cash and stock allocated for that target period will be awarded, and the allocated stock option shares will vest. The total value of the awards, however, may be adjusted upward or downward depending on how Syncor Common Stock performs in comparison to the S&P SmallCap Health Care Index. If a stock price target is not met within the specified window period, then the officer will lose the opportunity to earn the cash or stock awards, or to accelerate the vesting of stock options, designated for that target period. Stock options that do not vest on an accelerated basis because stock price targets are not met vest nine and one-half years after the date of grant. The stock option and stock components of the Performance Equity Plan were awarded under the 1990 Master Stock Incentive Plan, or, in the case of new officers, under the New Employee Stock Option Plan.

1997 Management Incentive Plan (the "1997 MIP"). The 1997 MIP, which was implemented in 1997, was designed to provide short-term and long-term bonus opportunities for officers during the three-year cycle from 1997 to 1999. The short-term component was earned and paid out in 1998. The long-term component was determined during the course of the three-year cycle based on the Company's attainment of its EPS targets for each of those years and was paid out in February 2000. No more bonuses will be paid out under the 1997 MIP in the future.

Executive Vacations and Disability Insurance. Each executive officer receives four weeks of vacation annually and is covered by disability insurance paying up to 70 percent or $15,000 per month, whichever is less, of the executive officer's cash compensation, upon total disability, until the age of 65.


                REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee reviews management's suggestions on executive base salary compensation and annual incentive compensation, evaluates the executive officers' performance, and makes recommendations to the Board of Directors.

The Committee's Goals

In determining the compensation recommendations for executive officers to the Board of Directors, the Compensation Committee's goals are: (1) to attract, retain and motivate a highly capable and experienced executive officer group;
(2) to link pay to Company, department and individual performance; and (3) to align executive compensation with stockholder interests. Consistent with these objectives, the Committee makes a high proportion of executive officer compensation dependent on long-term performance and on enhancing stockholder value. The Committee also encourages stock ownership as a way for an employee to continually focus on growing stockholder value.

In determining total compensation for each executive officer, the Company also takes into consideration Internal Revenue Service regulations which limit corporate deductions to $1,000,000 per executive officer for compensation not qualified under Section 162(m) of the Internal Revenue Code.

Salaries and Annual Incentive Compensation

The Committee annually reviews salary levels of executive officers using data from publicly traded biopharmaceutical companies with similar net sales and number of employees, as well as data from executive compensation surveys comparing companies of similar size. The salary levels for 1999 and 2000 were targeted for the median of salaries of corresponding positions at the benchmark companies.

The Compensation Committee designed the annual incentive compensation to be consistent with (a) overall Company performance measured in earnings per share or EPS, and (b) the officer's performance measured by successful achievement of specific performance goals as well as attainment of his or her department's financial goals. The EPS target for 1999 was $1.45, which was achieved by the Company. For 2000, the EPS target is $1.95. The individual performance goals are established each year based on recommendations of the Chief Executive Officer, as approved by the Compensation Committee and the Board of Directors. Individual performance, in turn, is measured by "management by objectives" or "MBOs," a goal-oriented measure used to evaluate the performance of officers against established individual and department objectives. Annual incentive compensation for Syncor's executive officers can increase or decrease significantly if individual performance or Syncor's performance exceeds, or fails to achieve, targeted performance
levels.   Assuming that the EPS level is reached, an officer achieves 100% of his MBOs, and the officer's department achieves its financial goals, the executive officer will receive as his or her annual incentive compensation 40% to 100% of base salary, as determined in advance by the Board of Directors.

Long Term Incentives

In 1998, the Board of Directors implemented the Performance Equity Plan, a performance-based long-term incentive compensation program designed to link executive rewards more directly to the increase of stockholder value through
stock price growth.   It has three components:  cash, stock and stock options
allocated for each Syncor stock price target. If a Syncor stock price target is met within a specified window period and maintained for ten out of twenty consecutive trading days, officers receive the stock and cash allocated for
that period, and the allocated options vest.   Awards are adjusted upwards or
downwards depending on how Syncor stock performs relative to the S&P SmallCap Health Care Index. The Performance Equity Plan is described in more detail above in the section captioned "Compensation of Directors and Executive Officers". We are pleased to report that in 1999, the second year of the Performance Equity Plan, the Company achieved its third stock price target ($34). The next targets are $43, to be achieved by June 30, 2002, $53, to be achieved by June 30, 2003, and $65, to be achieved by June 30, 2004. The Compensation Committee believes that tying the awards to the achievement of the stock price targets provides a more quantifiable and objective measure of the performance of the Company's executive officers. In addition, since executive officers would receive their awards only if the stockholders obtain a direct financial benefit through the achievement of higher stock prices, the interests of the executive officers are even more closely aligned with the interests of the stockholders.

In January 2000, the Performance Equity Plan was expanded to include 18 other members of Syncor's management who have direct responsibilities for implementing the goals and strategies set forth by the directors and executive officers. As a result, a significant portion of these employees' compensation is now also tied to the achievement of the $43, $53 and $65 stock price targets. This arrangement not only synchronizes the long-term incentives for all levels of management, but also underscores for each participant the rewards associated with creating stockholder wealth, as well as the pitfalls of falling short of the stock price targets.

The 1997 Management Incentive Plan (the "1997 MIP"), which constituted the long-term component of the officers' compensation prior to the Performance Equity Plan, was designed as a three-year plan with potential payouts based upon Company performance, measured by EPS, and individual and department performance, measured by MBOs. In 1999, the Board made a decision to void the Company's liabilities for the long-term incentive payouts accrued in 1997 and 1998 under the 1997 MIP, but gave the executive officers an opportunity to re-earn those payouts if the Company achieved its EPS targets for 1999. The Company, in fact, had an EPS of $1.51 for 1999, well in excess of its target of $1.45. As a result, in February 2000, the executive officers received their long-term incentive awards under the 1997 MIP, which included the long-term payouts accrued for 1997 and 1998, as well as for 1999.


Universal Performance Equity Participation Plan (the "Universal Plan")

Over 1,300 employees below the executive officer level have been awarded stock option grants under the Universal Plan. This program is a crucial element of the Company's drive to motivate all of Syncor's employees to sustain and enhance Syncor's long-term performance, and to reinforce in each employee the same entrepreneurial spirit that Monty Fu brought to that radiopharmacy he first opened in 1974.


1998 Senior Management Stock Purchase Plan (the "Stock Purchase Plan")

The Company also has a policy to encourage stock ownership by both directors and officers in order to closely align the interests of management with those of the stockholders. Consistent with this policy, in 1998, the Board presented to the Company's stockholders the Stock Purchase Plan, which was approved by the stockholders. All officers and directors subscribed to purchase shares under the plan in 1998. The officers subsequently purchased more shares in 1999. In addition, 15 other members of Syncor's management team have purchased shares under the plan. The Committee believes that this commitment to employee stock ownership has played a significant part in driving the Company's recent success in creating value for its stockholders.

Compensation of Chairman of the Board and Chief Executive Officer

1999 was an excellent year for Syncor, with record earnings in excess of $19 million, representing a 23% increase in EPS. These financial results came from strong performances across the board from Syncor's radiopharmacy, medical imaging and overseas businesses. The Committee believes that the leadership of Mr. Funari and Mr. Fu was key to these accomplishments. Mr. Fu's and Mr. Funari's compensation and related benefits are based principally on their rights under their respective employment agreements with Syncor, each of which is described below in the section captioned "Employment, Severance, Indemnity and Change of Control Arrangements." Their compensation is detailed in the tables that follow this report.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee are Arnold E. Spangler, George S. Oki and Ronald A. Williams, all of whom are non-employee Directors. From time to time, members of the Compensation Committee asked the participation of the executive officers, including the Chief Executive Officer, in their deliberations for the purpose of gathering information or recommendations. Mr. Oki is the brother-in-law of Mr. Fu, and abstains from any voting involving compensation for Mr. Fu. None of the other members of the Compensation Committee had a relationship requiring disclosure under any paragraph of Item 404 of Regulation S-K.

                              Compensation Committee of
                              the Board of Directors,
                              Syncor International Corporation

                              Arnold E. Spangler, Chairman
                              George S. Oki
                              Ronald A. Williams


                   SUMMARY COMPENSATION OF EXECUTIVE OFFICERS

The following tables and accompanying notes show the compensation for the Chief Executive Officer and the four next highest paid executive officers of Syncor and its subsidiaries during 1999, 1998, and 1997.


                                        SUMMARY COMPENSATION TABLE


                                                          Long Term Compensation

                            Annual Compensation              Awards          Payouts

(a)                     (b)   (c)      (d)      (e)        (f)         (g)        (h)        (i)
                                               Other                Securities               All
                                               Annual   Restricted  Underlying               Other
                                               Compen-  Stock       Options/    LTIP        Compen-
Name and                     Salary   Bonus    sation   Award(s)    SARs        Payouts     sation
Principal Position     Year  (1)($)   (2)($)   (3)($)     ($)          (#)       (4)($)     (5)($)
Robert G. Funari       1999  400,000  252,200  24,675     --        53,974        981,939  1,301,366
President and Chief    1998  307,499  258,575    --       --        89,348      1,210,627     71,283
Executive Officer      1997  240,000  144,643    --       --        40,000        167,781      9,766

Monty Fu               1999  300,000  171,000  23,970     --        19,014        678,801     13,431
Chairman of the Board  1998  275,000  205,100    --       --        66,152        936,630     67,413
                       1997  240,000  140,251    --       --        40,000        151,200     11,342

Brad Nutter            1999  280,000  224,000  21,150     --        15,210        492,154    951,638
Former Executive Vice  1998  230,002  285,516    --       --        47,424        561,919      9,917
President and Chief    1997   95,000   72,255    --       --        50,000           --          448
Operating Officer

Haig S. Bagerdjian     1999  240,000  237,600  21,150     --        13,038         462,073   477,596
Executive Vice         1998  213,869  354,476    --       --       142,424         673,518    47,343
President and          1997  163,135   95,310    --       --        25,000          75,600     5,861
Secretary

Michael E. Mikity      1999  210,000  104,790   7,050     --         9,506         368,191   251,708
Senior Vice President, 1998  184,995  121,170    --       --        31,788         483,767    17,401
Chief Financial        1997  160,000   91,744    --       --        25,000         100,800     9,090
Officer and Treasurer

[FN]
(1) Amounts shown include cash and non-cash compensation earned and received by executive officers as well as amounts earned but deferred at the election of those executive officers under the Executive Deferral Plan and the ESSOP.

(2) Annual bonuses are paid under the Corporate Executive Management Incentive Plan. Bonuses for 1999 were paid in February 2000. Bonuses for 1998 also include over-achievement bonuses paid out as a result of the Company's significantly exceeding its financial objectives for 1998. Mr. Bagerdjian's bonus for 1998 also includes a bonus paid in Syncor stock with a value of $82,476. Mr. Nutter's bonus for 1997 also includes a $15,000 starting bonus.

(3)	  Imputed income as a result of purchases of Syncor shares under the 1998
      Senior Management Stock Purchase Plan at prices below fair market value.

(4)	  The following long term incentive payouts for 1999 were awarded under the Performance Equity Plan (the "PEP") as a result of the achievement of the $34 stock price target in 1999 and under the 1997 MIP: Mr.
      Funari, $811,214 under the PEP and $170,725 under the 1997 MIP; Mr. Fu, $513,259 under the PEP and $165,542 under the 1997 MIP; Mr. Nutter, $424,577 under the PEP and $67,577 under the 1997 MIP; Mr. Bagerdjian, $349,577 under the PEP and $112,496 under the 1997 MIP; and Mr. Mikity, $259,903 under the PEP and $108,288 under the 1997 MIP. Awards under the PEP were made in cash and Syncor stock (valued as of the date the targets were met). The following long term incentive payouts for 1998 were awarded under the PEP as a result of the achievement of the $20 and $25 stock price targets in 1998 and under the 1996 MIP: Mr.
      Funari, $1,055,440 under the PEP and $155,187 under the 1996 MIP; Mr.
      Fu, $781,443 under the PEP and $155,187 under the 1996 MIP; Mr. Nutter, $561,919 under the PEP; Mr. Bagerdjian, $561,918 under the PEP and $111,600 under the 1996 MIP; and Mr. Mikity, $375,479 under the PEP and $108,288 under the 1996 MIP. Mr. Funari and Mr. Fu received an additional $16,581 and $14,603, respectively, in 1998 under the 1995 Management Incentive Plan (the "1995 MIP") as a result of upward adjustments to their MBOs. The long term incentive payouts for 1997 were made under the 1995 MIP.

(5)	  Under the ESSOP, named executive officers received Syncor shares as matching contributions and, except for 1999, bonus contributions with the following values based on the respective December 31 closing price:
      Mr. Funari, $5,476 in 1999, $12,344 in 1998, and $9,594 in 1997; Mr. Fu,
      $4,747 in 1999, $11,881 in 1998, and $8,046 in 1997; Mr. Bagerdjian,
      $3,291 in 1999, $8,693 in 1998, and $4,999 in 1997; and Mr. Mikity,
      $5,184 in 1999, $12,644 in 1998, and $7,934 in 1997.  The following officers also earned the following amounts from stock option exercises in 1999: Mr. Funari, $1,221,098; Mr. Nutter, $940,467; Mr. Bagerdjian,
      $433,750; and Mr. Mikity, $241,250. Under the Executive Deferral Plan, the following matches were made to each officer's contributions: Mr. Funari, $68,618 in 1999, and $53,198 in 1998; Mr. Fu, $49,788 in 1998;
      Mr. Nutter, $7,000 in 1999 and $5,750 in 1998; and Mr. Bagerdjian, $36,494 in 1999, and $35,450 in 1998. Under the executive deferral plan in effect prior to 1998, upon a participant's retirement or termination, Syncor would have "grossed-up" by 42.9% the surrender value of the participant's deferral account. When Syncor changed to the new Executive Deferral Plan, each participant's deferral account was given credit for the value of the "gross-up" amount that Syncor would have contributed under the former executive deferral plan had the participant terminated his or her employment on January 21, 1998. The Company also reimbursed Mr. Fu $2,510 to cover expenses to pay the annual cost of the term life insurance policy described in the paragraph on the Company's Split Dollar arrangement with Mr. Fu under the section "Compensation of Directors and Executive Officers." The balance of the amounts in column (i) represents premiums paid for term life and disability insurance under the Executive Life Insurance Plan.


            LONG-TERM INCENTIVE PLANS--AWARDS IN LAST FISCAL YEAR


                                                         Estimated Future Payouts
                                                         Under Non-Stock Price-Based Plans

     (a)                 (b)           (c)        (d)            (e)        (f)     (g)
                                   Number of   Performance
                                    Shares,        or
                                   Units or    Other Period
                                     Other        Until
     Name                Plan       Rights     Maturation or    Threshold   Target  Maximum
                                    (#) (1)       Payout           ($)       ($)      ($)
Robert G. Funari     Perf. Equity   21,756      6/23/99 to          --        --       --
                        Plan                    6/30/2004

Monty Fu             Perf. Equity   13,006      6/23/99 to          --        --       --
                        Plan                    6/30/2004

Brad Nutter (2)      Perf. Equity   11,337      6/23/99 to          --        --       --
                        Plan                    6/30/2004

Haig S. Bagerdjian   Perf. Equity    8,568      6/23/99 to          --        --       --
                        Plan                    6/30/2004

Michael E. Mikity    Perf. Equity    6,720      6/23/99 to          --        --       --
                        Plan                    6/30/2004



[FN]
(1)	  The Performance Equity Plan has three components: Syncor stock, cash and stock options. The stock option component is described in detail in the table below captioned "Options/SAR Grants In Last Fiscal Year." The numbers provided above represent performance rights awarded in 1999 that are convertible into Syncor stock or cash as stock price targets are met. The stock price targets for most of these performance rights are $53 and $65. A small portion of the performance rights vest with the achievement of the $43 stock price target. The performance rights may or may not vest, or may only partially vest, depending on whether the Company will achieve the $43 stock price target by June 30, 2002, the $53 stock price target by June 30, 2003 or the $65 stock price target by June 30, 2004. The terms of the Performance Equity Plan are described in more detail in the section captioned "Compensation of Directors and Executive Officers."

(2)	  Mr. Nutter's performance rights terminated upon the termination of his employment on February 11, 2000.

                   OPTION EXERCISES AND YEAR-END VALUES TABLE
              Aggregated Option/SAR Exercises in Last Fiscal Year
                        and FY-End Option/SAR Values

This table gives information for options exercised by each of the named executive officers in 1999, and the value (stock price less exercise price) of "in-the-money" options held by those executive officers at year-end, based upon the per-share closing price of Syncor stock of $29.125 on December 31, 1999, as traded in NASDAQ.


                                                       Number of               Value of
                                                  Securities Underlying      Unexercised
                                                       Unexercised           In-the-Money
                                                      Options/SARs           Options/SARs
                                                       at FY-End             at FY-End(1)
                                                        (#)(1)                 ($)(1)
                                                       __________              __________
                         Shares        Value                                  Exercisable/
                      Acquired on     Realized       Exercisable/            Unexercisable
Name                  Exercise(#)       ($)          Unexercisable                (1)
Robert G. Funari        50,000       1,221,098     235,011 / 83,811       3,776,768 / 916,944

Monty Fu                 --             --         118,514 / 68,052       1,984,795 / 841,557

Brad Nutter             60,568        940,467            0 / 52,066               0 / 629,128

Haig S. Bagerdjian      18,000        433,750      117,802 / 119,894      1,790,492 / 1,420,222

Michael E. Mikity       10,000        241,250       76,091 / 36,203       1,268,596 / 439,249

[FN]
(1) Mr. Nutter's options were terminated upon the termination of his employment on February 11, 2000.



                        OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                        Potential Realizable
                                                                        Value at Assumed
                                                                        Annual Rates of Stock
                                                                        Price Appreciation for
                        Individual Grants                               Option Term

      (a)                (b)           (c)            (d)         (e)         (f)          (g)

                     Number of      % of Total
                     Securities      Options
                     Underlying     Granted to    Exercise or
                      Options      Employees in    Base Price  Expiration
     Name            Granted (1)    Fiscal Year      ($/sh)      Date       5% ($)(2)    10% ($)(2)

Robert G. Funari      25,000            2.71         27.625     2/24/09      434,330      1,100,678
                      28,974            3.14         32.625     6/23/09      594,479      1,506,528

Monty Fu              19,014            2.06         32.625     6/23/09      390,123        988,649

Brad Nutter (3)       15,210            1.65         32.625     6/23/09      312,074        790,857

Haig S. Bagerdjian    13,038            1.41         32.625     6/23/09      267,510        677,922

Michael E. Mikity      9,506            1.03         32.625     6/23/09      195,041        494,273

[FN]
(1) The options expiring on June 23, 2009 were granted on June 23, 1999 under the Performance Equity Plan and vest according to the attainment of stock price targets ($53 and $65). If a stock price target is not met ($53 by June 30, 2003 or $65 by June 30, 2004), the stock options allocated for those stock price targets will vest on June 30, 2008. As for the 25,000 option shares granted to Mr. Funari that expire on February 24, 2009, 100% of the option shares vested on the date of the grant.

(2) Assumes that the market price per share of Syncor Common Stock appreciates in value from the date of grant to the end of the option term at the rates indicated.

(3) Mr. Nutter's options terminated upon the termination of his employment on February 11, 2000.

       EMPLOYMENT, SEVERANCE, INDEMNITY AND CHANGE OF CONTROL ARRANGEMENTS

Robert Funari's Employment Agreement. Mr. Funari recently entered into a new employment agreement with the Company, effective as of January 1, 2000. The agreement expires on December 31, 2001, and may be extended thereafter for another two years unless the Company or Mr. Funari decides not to extend the agreement. The agreement entitles Mr. Funari to a salary of $400,000 per year, and a stock option grant for 15,415 shares in 2000. He also receives various fringe benefits, including participation in the Company's Management Incentive Plans, the Performance Equity Plan, and any other incentive plan approved by the Board and applicable generally to the Company's executive officers. In the event of a termination without cause, Mr. Funari would receive the unpaid portion of his salary for the period of time remaining in his employment agreement, plus prorated incentive plan payments. He would also have the right to exercise all vested stock options, and would be entitled to receive any award that vests under the Performance Equity Plan within 30 days after termination of employment. Upon a change of control as defined in the employment agreement, the vesting of all stock option grants and the benefits under all incentive plans shall be accelerated. Upon a termination without cause following a change of control, the employment period is extended to include the two year period following the termination. If the change of control results in the voluntary or involuntary termination of his employment, Mr. Funari would be entitled to receive all amounts due under any incentive plan applicable to him through the expiration of his employment period.

Monty Fu's Employment Agreement. Mr. Fu's employment agreement was effective as of January 1, 2000. The agreement expires on December 31, 2001, and may be extended thereafter for another two year period unless the Company or Mr. Fu decides not to extend the agreement. The agreement entitles Mr. Fu to a salary of $300,000 per year. Mr. Fu's agreement also contains the same provisions found in Mr. Funari's agreement regarding benefits, change of control, and termination of employment.

Other Agreements with Change of Control Arrangements. In addition to the above agreements, each non-employee Director and executive officer has a Benefits Agreement pursuant to which, under certain limited conditions in the event of a change in control, each person receives compensation for one year and all stock options fully vest immediately. The 1990 Master Stock Incentive Plan and the New Employee Stock Option Plan also provide for the vesting of all unvested options upon a change of control. The Performance Equity Plan, described above under "Compensation of Directors and Officers," provides for the acceleration of the vesting of stock options, the grant of stock awards and the payment of cash awards upon a change of control. The split dollar arrangement with Monty Fu's family trust described above under "Compensation of Directors and Officers" also contains a provision that allows the trust to accelerate the Company's payment obligations or to terminate the requirement to repay the Company for premiums paid upon a change of control.

Indemnity Agreement. Each non-employee Director and executive officer has an Indemnity Agreement which under certain conditions, provides for indemnification of the Directors or executive officers for the duties performed for Syncor or its subsidiaries and affiliates. The form of the Indemnity Agreements was approved by the Company's stockholders.


               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In 1998, Syncor's stockholders approved the 1998 Senior Management Stock Purchase Plan, which allows officers and directors to buy shares of Syncor Common Stock to be paid with a five-year secured promissory note. The following is a list of the officers and directors who purchased shares under the Stock Purchase Plan in 1998 and 1999, and the principal amount of their loans: Dr. Gerber, $321,234; Mr. Oki, $321,234; Mr. Spangler, $321, 234; Dr.
Wagner, $83,438; Dr. Wilensky, $196,078; Mr. Williams, $321,234; Mr. Funari, $2,944,700; Mr. Fu, $3,001,218; Mr. Bagerdjian, $2,476,350; Mr. Ward,
$1,493,750; Mr. Mikity, $602,950; Mr. Baumann, $737,550; Ms. Coop, $519,512;
and Mr. Coffey, $903,325. The Company also loaned $135,000 to Mr. Ward in April 2000, which loan is payable on May 31, 2001. All loans bear interest at the federal rate imputed by the Internal Revenue Service.


               RELATIONSHIP WITH INDEPENDENT AUDITORS

KPMG LLP was appointed by the Board of Directors as Syncor's independent auditors for 2000, subject to stockholder ratification as set forth below. KPMG LLP served as Syncor's independent auditors for 1999. A representative from KPMG LLP will be present at the Annual Meeting, will have the opportunity to make statements, and will be available to respond to questions.


            COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES
                        EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act"), requires Syncor's Directors and executive officers to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Additionally, Item 405 of Regulation S-K under the 1934 Act requires the Company to identify in its proxy statement those individuals for whom one of the above-referenced reports was not filed on a timely basis during the most recent fiscal year or prior fiscal years. Based solely upon its review of Forms 3, 4 and 5 furnished to the Company, the Company believes that all reports required to be filed during 1998 pursuant to Section 16(a)

of the Act were timely filed, except that Mr. Oki was late by 7 days in filing his Form 4 for March 1999 to report a sale.


                     SYNCOR STOCK PRICE PERFORMANCE

The following chart compares the value of $100 invested in Syncor Common Stock from December 31, 1994, through December 31, 1999, with a similar investment in the NASDAQ Composite (U.S. companies) and with the S&P SmallCap Health Care (Medical Products & Supplies) Index. The NASDAQ Composite (U.S. companies) is an index comprised of all domestic common shares traded on the NASDAQ National Market and the NASDAQ SmallCap Market. The S&P SmallCap Health Care (Medical Products & Services) Index is a composite index of
21 health care companies in the S&P SmallCap 600, including Syncor
(4.2%), that primarily provide medical products and supplies. The table below shows the value of each such investment on December 31, 1994, 1995, 1996, 1997 , 1998 and 1999 assuming reinvestment of dividend.




                    CUMULATIVE TOTAL RETURN GRAPH


                           Dec-94  Dec-95  Dec-96  Dec-97  Dec-98  Dec-99
Syncor International        $100    $ 96    $191    $230    $389    $416
Corporation
NASDAQ Stock Market         $100    $141    $174    $213    $300    $542
(U.S.)
S&P SmallCap Health Care    $100    $148    $151    $176    $188    $233
(Medical Products &
Supplies) Index


                                  PROPOSAL TWO

                   RATIFY SELECTION OF INDEPENDENT AUDITORS

The Board of Directors, upon the recommendation of its Audit Committee, has appointed KPMG LLP to serve as Syncor's independent auditors for 2000, subject to ratification by the stockholders. In taking this action, the members of the Board and the Audit Committee considered KPMG's long-standing relationship with Syncor, its general reputation for adherence to professional auditing standards, and its independence with respect to the services to be performed. Representatives of the firm will be present at the Annual Meeting to make a statement if they desire to do so and to answer appropriate questions from stockholders.

The affirmative vote of the holders of a majority of the shares present and voting on this proposal at the Annual Meeting is required to approve the proposal. The Board of Directors recommends that the stockholders vote FOR ratification of the appointment of KPMG LLP to serve as Syncor's independent auditors for 2000. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise in their proxies.


                                  PROPOSAL THREE

                  APPROVAL OF 2000 MASTER STOCK INCENTIVE PLAN

At the Annual Meeting, stockholders will be asked to approve the 2000 Master Stock Incentive Plan (the "Plan"). The Plan will replace the 1990 Master Stock Incentive Plan which, by its terms, expires on September 15, 2000. The Board of Directors believes that stock options and other stock-based incentives play an important role in retaining the services of outstanding personnel and in encouraging such employees to have a greater financial stake in the Company.

The Plan is attached as Exhibit A. The major provisions of the Plan, including a description of the types of awards that may be granted thereunder, are summarized below.

Administration. The Plan is administered by the Compensation Committee of the Board or any other Committee of Directors appointed by the Board for purposes of serving as the committee under the Plan ("Administrator"). The Administrator has considerable discretion under the Plan.

Grants of Awards to Employees. The Administrator in its capacity as grantor of awards, may grant awards to any officer or employee of Syncor and its subsidiaries. Potentially all full-time Syncor employees, including officers who are also Directors, are considered eligible at the present time for discretionary awards under the plan if the Administrator determines that they are able to make key contributions to the success of Syncor. The Administrator also determines which employees will actually receive awards. There is currently no separate individual maximum number of awards and the specific amounts or benefits to be received pursuant to these amendments are not determinable. Under the proposed amendments, the maximum number of shares subject to options that may be granted to an employee during any given fiscal year will be 200,000 shares.

Typically, the only consideration received by Syncor for the grant of an award will be past and/or the expectation of future services. The number and type of awards under the Plan to be received by any eligible person cannot be determined at this time because no determination has been made as to any specific award.

Grant of Options to Non-Employee Directors. Each non-employee director would be eligible to receive a stock option grant upon appointment or reelection with an average annual Black-Scholes value (a widely accepted method of determining the fair market value of options) not to exceed 80% of the annual compensation opportunity for the director for each year of his or her pending term of service. For example, for 2000, the Board approved a stock option grant for each non-employee director with a Black-Scholes value of $70,000, or 74% of the annual compensation opportunity. If at the time of grant the Black-Scholes value per option share is $17.90 (which was the Black-Scholes value on March 31, 2000), the non-employee director will receive on the date of appointment or re-election for a 3-year term an option to purchase 11,732 Syncor shares (3 x $70,000/$17.90 = 11,732 shares).
Current non-employee directors who are not up for re-election in 2000 will receive a stock option grant with a Black-Scholes value equal to the product of $70,000 multiplied by the number of years remaining in their term.

Shares That May Be Issued Under The Plan. The number of shares that may be issued or transferred to grantees under the Plan cannot exceed 2 million shares. Reload options may, however, be granted without regard to the 2 million limit. The number and kind of shares available under the Plan as well as under outstanding awards are subject to adjustment in the event of a reorganization or merger in which Syncor is the surviving entity, or a combination, recapitalization, stock split, stock dividend or other similar event which changes the number or kind of shares outstanding. Shares relating to options (other than reload options) or SARs which are not exercised and lapse or are terminated, shares relating to restricted stock awards which do not vest, and shares relating to performance share awards which are not issued will again be available for purposes of the Plan.

Awards Under The Plan

     Options. An option is the right to purchase shares of Syncor Common Stock at a future date at the exercise price (which may be less than fair market value) fixed by the Administrator on the date the option is granted. The purchase price may be paid in cash, with shares of Syncor Common Stock or with such other lawful consideration as the Administrator may approve. The Administrator will designate each option as a "non-qualified" or an "incentive stock option." For a summary of the differences in the tax treatment of the two types of options, please refer to "Federal Income Tax Consequences" below. Incentive stock options may be subsequently amended in a manner that disqualifies them from such treatment.

Subject to early termination or acceleration provisions (which are summarized below), an option is exercisable from the date specified in the related award agreement until the expiration date determined by the Administrator. In no event, however, is an option exercisable prior to six months or after ten years and one day, from its date of grant. The Administrator may in its discretion permit a holder of a non-qualified option to defer the receipt of any shares upon the exercise of such option.

     Stock Appreciation Rights. A stock appreciation right ("SAR") is a right to receive payment based on the appreciation in the fair market value of Syncor Common Stock from the date of grant to the date of exercise. In its discretion, the Administrator may grant an SAR concurrently with the grant of an option or independent of the grant of an option. An SAR granted concurrently with the grant of an option may extend to all or a portion of the shares covered by such option. An SAR granted concurrently with an option is only exercisable at such time, and to the extent, that the related option is exercisable. The number of shares with respect to which SARs are exercised will be charged against the aggregate amount of Syncor Common Stock available under the Plan.

     Restricted Stock Awards. A Restricted Stock Award is an award of a fixed number of shares of Syncor Common Stock subject to restrictions. The Administrator specifies the price, if any, the recipient must pay for such shares and the restrictions imposed on such shares. The recipient typically is entitled to dividends and voting rights pertaining to such shares even though they have not vested, so long as such shares have not been forfeited.

     Performance Share Awards. A performance share award is an award of a fixed number of shares of Syncor Common Stock, the issuance of which is contingent upon the attainment of such performance objectives, and the payment of such consideration, if any, as specified by the Administrator.

     Reload Options. A reload option, if granted at the discretion of the Committee, gives the optionee the right to purchase a number of shares of Common Stock equal to the number of shares surrendered to pay the exercise price or used to pay the withholding taxes applicable to an option exercise. Reload options do not increase the net equity position of a participant. Their purpose is to facilitate continued stock ownership in the Company by the participant. Reload options may be any type of option permitted under the Internal Revenue Code and will be granted subject to such terms, conditions, restrictions and limitations as may be determined by the Committee from time to time. Reload options may be granted only as non-qualified options and may be granted without regard to the limit on the maximum number of shares which may be issued under the Plan. Reload options may not be granted in connection with incentive stock options which have already been granted.

     Stock Depreciation Rights. A stock depreciation right, if awarded, entitles an officer or director to a payment by Syncor in the event that the fair market value of shares issued upon exercise of an option declines during the six month period after exercise while those shares are still held by the officer or director, to the extent that such shares if sold would be subject to matching liability under Section 16 of the Securities Exchange Act by virtue of a prior purchase.

     Tax-Offset Bonuses. A tax-offset bonus, if awarded, is a cash payment which the Company makes upon the exercise of an option equal to a percentage of the difference between the fair market value of the shares upon exercise and the exercise price. The purpose of the bonus is to partially offset the income taxes owed as a result of the exercise.

Continuation of Employment. Except under certain circumstances more specifically described in the Plan, no option or SAR will be exercisable, no shares subject to a restricted stock award will vest and no performance share award will be paid unless the recipient remains in the continuous employment of Syncor or its subsidiaries for at least six months following the applicable date of grant.

Termination of Employment. Upon a termination of employment, shares subject to the recipient's restricted stock awards which have not become vested by that date or shares subject to the recipient's performance share awards which have not been issued usually will be forfeited in accordance with the terms of the related award agreements. In addition, on such date, the recipient's options which have not yet become exercisable usually will terminate, while options which have become exercisable usually must be exercised within three months from such date or one year from such date if the termination of employment is a result of death, total disability or, in the case of incentive stock options, retirement. Such periods, however, cannot exceed the expiration dates of the options and are subject to extension, acceleration of ability to exercise or amendment in the discretion of the Administrator. SARs have the same termination provisions as the options to which they relate.

Other Acceleration of Awards; Change in Control. Upon the occurrence of a merger, liquidation, sale of all the assets, or change in control, which constitutes an "Event" (as defined in the Plan), each option and each SAR will immediately become exercisable, each share covered by a restricted stock award will immediately vest, and each share covered by a performance share award will be issued to the recipient. Such acceleration will automatically occur unless the Administrator, prior to the Event, determines otherwise.

Termination or Changes to the Plan. The Board may, at any time, amend, modify, suspend or terminate the Plan, but any amendment must be approved by the stockholders if required by law. Unless previously terminated by the Board, the Plan will terminate on June 20, 2010, and no awards will be granted under it thereafter, but such termination will not affect any award previously granted.

Tax Consequences of the Plan. The federal income tax consequences of the Plan under current federal law, which is subject to change, are summarized in the following discussion which deals with the general tax principles applicable to the Plan. State and local tax consequences are beyond the scope of this summary.

     Non-Qualified Stock Options. No taxable income will be realized by an optionee upon the grant of a non-qualified stock option. Upon exercise of a non-qualified stock option, the optionee will realize ordinary income in an amount measured by the excess of the fair market value of the shares on the date of exercise over the option price, and Syncor will be entitled to a corresponding deduction. Upon a subsequent disposition of the shares, the participant will realize short-term or long-term capital gain or loss measured by the difference between the fair market value of the shares on the date of exercise and the amount realized upon disposition of the shares. Syncor will not be entitled to any further deduction at that time.

If an optionee elects to defer the receipt of shares upon exercise of a non-qualified option, the optionee will not be treated as having received taxable income in respect of such shares until the end of the deferral period. The amount of taxable income will equal the value of the shares at the end of such period over the exercise price, and the optionee's holding period will commence at the end of such period. Syncor will be entitled to a deduction at such time and in such amount as the optionee recognizes taxable income.

     Incentive Stock Options. An optionee who receives an incentive stock option will not be treated as receiving taxable income upon the grant of the option or upon the exercise of the option. However, any appreciation in share value from the date of grant to the date of exercise will be an item of tax preference in determining liability for the alternative minimum tax. If stock acquired pursuant to an incentive stock option is not sold or otherwise disposed of within two years from the date of grant of the option or within one year after the date of exercise, any gain or loss resulting from disposition of the stock will be treated as long-term capital gain or loss. If stock acquired upon exercise of an incentive stock option is disposed of prior to the expiration of such holding periods (a "disqualifying disposition"), the optionee will realize ordinary income in the year of such disposition in an amount equal to the excess of the fair market value of the stock on the date of exercise over the exercise price. Any gain in excess of that ordinary income amount generally will be capital gain. However, under a special rule, the ordinary income realized upon a disqualifying disposition will not exceed the amount of the optionee's gain.

Syncor will not be entitled to any deduction as a result of the grant or exercise of an incentive stock option, or on a later disposition of the stock received, except that in the event of a disqualifying disposition Syncor will be entitled to a deduction equal to the amount of ordinary income realized by the optionee.

     Stock Depreciation Rights and Tax-Offset Bonuses. Payments made pursuant to stock depreciation rights and tax-offset bonuses will constitute ordinary income to an employee when received by the employee. The Company generally will be entitled to a deduction equal to the amount of the payment included in the employee's income.

     Stock Appreciation Rights. At the time of receiving an SAR, the participant will not recognize any taxable income. Likewise, Syncor will not be entitled to a deduction for the SAR. Upon the exercise of an SAR, the participant will generally recognize ordinary income in an amount equal to the cash and/or fair market value of the shares received. If a participant receives stock, then the amount recognized as ordinary income becomes the participant's tax basis for determining gains or losses (taxable either as short-term or long-term capital gain or loss, depending on whether or not the shares are held for more than one year) on the subsequent sale of such stock. The holding period for such shares commences as of the date ordinary income is recognized. Syncor will be entitled to a deduction in the amount and at a time that the participant first recognizes ordinary income.

     Restricted Stock. The recipient of restricted stock will recognize ordinary income equal to the excess of the fair market value of the restricted stock at the time the restrictions lapse over the amount which the recipient paid for the restricted stock. However, the recipient may elect, within 30 days after the date of receipt, to report the fair market value of the stock (less the amount paid therefor by the recipient) as ordinary income at the time of receipt. Syncor may deduct an amount equal to the income recognized by the recipient at the time the recipient recognizes the income.

The tax treatment of restricted stock which is disposed of will depend upon whether the recipient made an election to include the net value of the stock in income when awarded. If the recipient made such an election, any disposition after the restrictions lapse will result in a long-term or short-term capital gain or loss depending upon the period the restricted stock is held. If, however, such election is made and for any reason the restrictions imposed on the restricted stock fail to lapse, and a forfeiture results, the individual will not be entitled to a deduction as to any such forfeiture, even though the election will have resulted in an acceleration of taxable income. A capital loss will be available to the extent of any amount paid for the restricted stock. If an election is not made, disposition after the lapse of restrictions will result in short-term or long-term capital gain or loss equal to the difference between the amount received on disposition and the greater of the amount paid for the stock by the recipient or its fair market value at the date the restrictions lapsed.

     Performance Awards. A participant who has been granted a performance award will not realize taxable income at the time of the grant, and Syncor will not be entitled to a deduction at that time. When an award is paid, whether in cash or shares, the participant will have ordinary income, and Syncor will have a corresponding deduction. The measure of such income and deduction will be the amount of cash and the fair market value of the shares at the time the award is paid.

     Special Rules Governing Persons Subject to Section 16(b). Under the federal tax law, special rules may apply to participants in the Plan who are subject to the restrictions on resale of Syncor Common Stock under Section 16(b) of the Securities Exchange Act. These rules, which effectively take into account the Section 16(b) restrictions, apply in limited circumstances and may impact the timing and/or amount of income recognized by these persons with respect to certain stock-based awards under the Plan.

     Limitations on Deductibility. If, as a result of certain changes in control in Syncor, a participant's options or SARs become immediately exercisable, or if restrictions immediately lapse on restricted stock, or if shares covered by a performance award are immediately issued, the additional economic value, if any, attributable to the acceleration may be deemed a "parachute payment." The additional value will be deemed a parachute payment if such value, when combined with the value of other payments which are deemed to result from the change in control, equals or exceeds a threshold amount equal to 300 percent of the participant's average annual taxable compensation over the five calendar years preceding the year in which the change in control occurs. In such case, the excess of the total parachute payments over such participant's average annual taxable compensation will be subject to a 20 percent non-deductible excise tax in addition to any income tax payable. Syncor will not be entitled to a deduction for that portion of any parachute payment which is subject to the excise tax. A "change in control" for those purposes is defined in Section 2.1(h) of the Plan.

The amount which may be deducted by Syncor with respect to compensation paid to the Chief Executive Officer and four other most highly compensated Executives is limited to $1 million per tax year for each individual.
Certain awards under the Plan may be exempt from the $1 million limit because of a "performance-based" exception.

     Stock Payments. A participant who receives a stock payment in lieu of a cash payment that would otherwise have been made will be taxed as if the cash payment has been received and Syncor will have a deduction in the same amount.

The affirmative vote of the holders of a majority of the shares present and voting on this proposal at the Annual Meeting is required to approve the proposal. The Board of Directors recommends that the stockholders vote FOR approval of the 2000 Master Stock Incentive Plan. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise in their proxies.


                         ANNUAL REPORT TO STOCKHOLDERS

The Annual Report to Stockholders concerning the operations of Syncor for 1999 including consolidated financial statements for that period, is enclosed with this Proxy Statement.


                      FINANCIAL STATEMENTS AND INFORMATION

Syncor's consolidated financial statements for 1999 and management's discussion and analysis of financial condition and results of operations appear in Syncor's Annual Report to Stockholders which accompanies this proxy statement, and are incorporated herein by reference.


                            STOCKHOLDER PROPOSALS

Stockholder proposals for consideration at the Annual Meeting expected to be held on June 19, 2001, must be received by the Company no later than February 23, 2001 in order for such proposals to be included in the proxy materials for the 2000 Annual Meeting. To be included, proposals must be proper under law and must comply with the Rules and Regulations of the Securities and Exchange Commission and the By-Laws of the Company. All such proposals should be addressed to the Secretary of the Company.



                               OTHER MATTERS

The Board of Directors is not aware of any other matters which are to be presented at the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, the persons named in the proxy will vote on such matters in accordance with their judgment.

The above notice and proxy statement are sent by order of the Board of Directors.



                                          /s/Haig S. Bagerdjian
May 12, 2000                                 HAIG S. BAGERDJIAN
Woodland Hills, California                   Secretary





                    AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

UPON WRITTEN REQUEST, SYNCOR WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K, EXCEPT FOR EXHIBITS THERETO, FOR THE PERIOD ENDED DECEMBER 31, 1999 FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, TO ANY STOCKHOLDER OF RECORD AT THE CLOSE OF BUSINESS ON APRIL 24, 2000. ANY EXHIBIT WILL BE PROVIDED ON REQUEST UPON PAYMENT OF THE REASONABLE EXPENSES OF FURNISHING THE EXHIBIT. REQUESTS SHOULD BE ADDRESSED TO SYNCOR, TO THE ATTENTION OF INVESTOR RELATIONS, 6464 CANOGA AVENUE, WOODLAND HILLS, CALIFORNIA 91367-2407, OR TELEPHONE (818) 737-4000.

                                 EXHIBIT A

                     SYNCOR INTERNATIONAL CORPORATION
                     2000 MASTER STOCK INCENTIVE PLAN

I.     THE PURPOSE.

       The purpose of this Plan is to promote the success of the Company by providing an additional means to attract, motivate and retain employees and directors through the grant of Options and other Awards that provide added long term incentives for high levels of performance and for significant efforts to improve the financial performance of the Company.

II.    DEFINITIONS.

       2.1     Definitions.

               (a) "Administrator" shall mean the Compensation Committee or any other Committee of directors appointed by the Board for purposes of serving as the Committee under this Plan.

               (b) "Award" shall mean a Nonqualified Stock Option, an Incentive Stock Option, a Performance Stock Option, a Reload Option, a Stock Appreciation Right, a Restricted Stock Award, a Performance Share Award, or any other stock award granted under this Plan.

               (c) "Award Agreement" shall mean a written agreement setting forth the terms of an Award.

               (d) "Award Date" shall mean the date upon which the Administrator took the action granting an Award or such later date as is prescribed by the Administrator.

               (e) "Award Period" shall mean the period beginning on an Award Date and ending on the expiration date of such Award.

               (f) "Beneficiary" shall mean the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive the benefits specified under this Plan in the event of a Participant's death, and shall mean the Award holder's executor or administrator in such circumstances if no other Beneficiary is identified and able to act.

               (g) "Board" shall mean the Board of Directors of the Corporation.

               (h) "Change in Control" shall be deemed to have occurred if (A) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities; or (B) during any period of two consecutive years, individuals who at the beginning of such period constitute the Administrator cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's shareholders, of each new Administrator member was approved by a vote of at least three-fourths of the Administrator members then still in office who were Administrator members at the beginning of such period.

               (i) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

               (j)     "Commission" shall mean the Securities and Exchange
Commission.

               (k) "Committee" shall mean a committee of directors satisfying the requirements for disinterested administration under Rule l6b-3.

               (l) "Common Stock" shall mean the Common Stock of the Corporation.

               (m)     "Company" shall mean, collectively, Syncor
International Corporation and its Subsidiaries.

               (n) "Corporation" shall mean Syncor International Corporation and its successors.

               (o) "Disinterested" shall mean disinterested within the meaning of any applicable regulatory requirements, including those set forth in Rule 16b-3 or otherwise promulgated under Section 16 of the Exchange Act.

               (p) "Eligible Employee" shall mean an officer or employee of the Company.

               (q)     "Event" shall mean any of the following:

                       (1)     Approval by the shareholders of the
     Corporation of the dissolution or liquidation of the Corporation;

                       (2)     Approval by the shareholders of the
     Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities which are not Subsidiaries, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are, or are to be, owned by former shareholders of the Corporation;

                       (3)     Approval by the shareholders of the
     Corporation of the sale of substantially all of the Corporation's business and/or assets to a person or entity which is not a Subsidiary; or
                       (4)     A Change in Control.

              (r) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

              (s) "Fair Market Value" shall mean (i) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (ii) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (iii) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD; or (iv) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the values established by the Administrator for purposes of the Plan.

              (t) "Incentive Stock Option" shall mean an option which is designated as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions as are necessary to comply with that section.

              (u) "Non-Employee Director" shall mean a director of the Corporation who is not an officer or employee of the Company.

              (v) "Nonqualified Stock Option" shall mean an option which is designated as a Nonqualified Stock Option or an option that fails (or to the extent that it fails) to satisfy the applicable requirements under the Code for an Incentive Stock Option.

              (w) "Option" shall mean an option to purchase Common Stock under this Plan. An Option shall be designated by the Administrator as a Nonqualified Stock Option, an Incentive Stock Option, or a Performance Stock Option.

              (x) "Optionee" shall mean the person to whom an Option is granted.

              (y) "Participant" shall mean an Eligible Employee who has been awarded an Award.

              (z) "Performance Share Award" shall mean an award of shares of Common Stock, issuance of which is contingent upon attainment of performance objectives specified by the Administrator.

              (aa) "Performance Stock Option" shall mean an option granted under Section 4.6 of this Plan, the exercise of which is contingent upon the attainment of specified performance objectives.

              (bb) "Personal Representative" shall mean the legal representative or representatives who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant by legal proceeding or otherwise the power to exercise the rights and receive the benefits specified in this Plan.

              (cc)    "Plan" shall mean this 2000 Master Stock Incentive
Plan.

              (dd)    "Reload Option" shall have the meaning set forth in
Section 4.8 of this Plan.

              (ee) "Restricted Stock" shall mean those shares of Common Stock issued pursuant to a Restricted Stock Award which are subject to the restrictions set forth in the related Award Agreement.

              (ff) "Restricted Stock Award" shall mean an award of a fixed number of shares of Common Stock to the Participant subject, however, to payment of such consideration, if any, and such forfeiture provisions, as are set forth in the Award Agreement.

              (gg)     "Retirement" shall mean retirement at age 65.

              (hh) "Rule l6b-3" means Rule l6b-3 under Section 16 of the Exchange Act, as applicable to this Plan (taking into consideration relevant transition period provisions) and as the same may be amended from time to time.

              (ii) "Section l6 Person" means a person subject to the reporting requirements of Section 16(a) of the Exchange Act.

               (jj)     "Securities Act" shall mean the Securities Act of
1933.

               (kk) "Stock Appreciation Right" shall mean a right to receive a number of shares of Common Stock or an amount of cash, or a combination of shares and cash, determined as provided in the applicable Section of this Plan or in the Award Agreement with respect thereto.

               (ll) "Stock Depreciation Right" shall mean a right to receive a number of shares of Common Stock or an amount of cash, or a combination of shares and cash, determined as provided in the applicable Section of this Plan or in an Award Agreement providing for such right.

              (mm) "Subsidiary" shall mean any corporation or other entity a majority or more of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

              (nn) "Tax-Offset Bonus" shall mean a bonus payable upon exercise of a nonstatutory Option or upon a disqualifying disposition of Common Stock acquired pursuant to the exercise of an Incentive Stock Option, determined as provided in the applicable Section of this Plan or in an Award Agreement providing for such Bonus.

              (oo) "Total Disability" shall mean a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code.

III.   THE PLAN

       3.1     Administration.

              (a) This Plan shall be administered by the Administrator; provided that the provisions of Section 4.9 with respect to Awards granted to Non-Employee Directors shall be, to the maximum extent possible, self-effectuating and shall not be subject to administrative discretion with respect to the amount, price, or timing of the grant or realization of such Awards. The Administrator may delegate ministerial, nondiscretionary functions to individuals who are officers or employees of the Company.

              (b) Subject to the express provisions of this Plan, the Administrator shall have the authority to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan; to identify among Eligible Employees those to whom Awards will be granted and (consistent with express limits of this Plan) the terms of such Awards; to further define the terms used in this Plan and prescribe, amend and rescind rules and regulations relating to the administration of this Plan; either generally or on a case by case base (except with respect to awards granted pursuant to Section 4.9) to establish terms and conditions pertaining to termination of employment, modify or amend any outstanding Award or waive any condition or restriction of an Award, or extend (up to a maximum term of ten (10) years after the initial Award Date) the term or post-termination exercise period of any outstanding Award, or reduce (subject to Sections 4.4, 5.2(d) and 8.5) the minimum vesting period after initial grant to a Participant; to determine the duration and purposes of leaves of absence which may be granted to Participants without constituting a termination of their employment for purposes of this Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The determinations of the Administrator on the foregoing matters shall be conclusive.

              (c) Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Administrator relating to this Plan shall be within the absolute discretion of that entity or body. No member of the Administrator, or officer of the Corporation or any Subsidiary, shall be liable for any such action or inaction.

     3.2 Participation. Awards may be granted only to Eligible Employees. An Eligible Employee who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Administrator shall so determine. Members of the Administrator who are not officers or employees of the Company shall not be eligible to receive Awards, except pursuant to
Section 4.9 of this Plan.

     3.3     Stock Subject to the Plan.	The maximum aggregated amount of
Common Stock that may be issued pursuant to Awards granted under this Plan shall not exceed 2,000,000 shares, subject to adjustment as set forth in
Section 8.2. Reload Options, however, may be granted pursuant to Section 4.8 without regard to the limit in the preceding sentence.

     3.4 Grant of Awards. Subject to the express provisions of the Plan, the Administrator shall determine from the class of Eligible Employees those individuals to whom Awards under the Plan shall be granted, the terms of Awards (which need not be identical) and the number of shares of Common Stock subject to each Award. Each Award shall be subject to the terms and conditions set forth in the Plan and such other terms and conditions established by the Administrator as are not inconsistent with the purpose and provisions of the Plan.

     3.5 Exercise of Awards. Notwithstanding any other provision of this Plan, the Administrator may impose, by rule and in Award Agreements, such conditions upon the exercise of Awards (including, without limitation, conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including without limitation Rule l6b-3.

     3.6 Share Reservation. No Award may be granted under this Plan unless, on the date of grant, the sum of (i) the maximum number of shares issuable at any time pursuant to such Award, plus (ii) the number of shares that previously have been issued pursuant to Awards granted under this Plan, other than reacquired shares available for reissue consistent with any applicable limitations under Rule 16b-3, plus (iii) the maximum number of shares that may be issued after such date of grant pursuant to Awards granted under this Plan that remain outstanding on such date, does not exceed the share limit in Section 3.3.

     3.7 Provisions for Certain Cash Awards. The number of Awards under this Plan that are payable solely in cash that would constitute derivative securities ("Cash Only Awards") shall be determined by reference to the number of shares referenced for purpose of determining the value or price of the Cash Only Award (the "underlying shares"). The maximum number of Cash Only Awards under this Plan shall not, together with the number of shares previously issued and subject to then outstanding Awards payable (or deemed payable) in shares under this Plan, exceed the share limit in Section 3.3.
To the extent that any Cash Only Awards expire or are terminated without the cash payment being made, the underlying shares shall again be available under this Plan.

     3.8 Reissue of Awards and Shares. Other Awards payable in cash or payable in cash or shares that are forfeited or for any reason are not so paid under this Plan, as well as shares subject to Awards that expire or for any reason are terminated and are not issued, shall again, to the extent permitted under Rule l6b-3, be available for subsequent Awards under the Plan. The foregoing shall not apply to any forfeited or unexercised Reload Options.

     3.9 Plan Not Exclusive. Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

IV.	OPTIONS.

     4.1     Grants.	One or more Options may be granted to any Eligible
Employee. Each Option so granted shall be designated by the Administrator as either a Nonqualified Stock Option, an Incentive Stock Option, or a Performance Stock Option. The maximum number of shares underlying Options that may be granted to any one Eligible Employee during any given fiscal year of the Corporation shall be 200,000 shares.

     4.2     Option Price.

             (a) Subject to applicable law, the purchase price per share of the Common Stock covered by each Option shall be determined by the Administrator, but in the case of any Incentive Stock Option, unless otherwise permitted under the Code, shall not be less than 100% (or 110% in the case of a Participant who owns or under applicable Code provisions is deemed to own more than 10% of the total combined voting power of all classes of stock of the Company) of the Fair Market Value of the Common Stock on the date the Incentive Stock Option is granted. The purchase price of any shares purchased on exercise of any Option shall be paid in full at the time of each purchase in one or a combination of the following methods:

                      (i) in cash, or by check payable to the order of the Corporation,

                      (ii) if authorized by the Administrator or specified in the Option being exercised, by a promissory note made by the Participant in favor of the Corporation, upon the terms and conditions determined by the Administrator, bearing interest at a rate sufficient to avoid imputed interest under the Code, and secured by the Common Stock issuable upon exercise in compliance with applicable law (including, without limitation, state corporate law and federal margin requirements), or

                      (iii) by shares of Common Stock of the Corporation already owned by the Participant; provided, however, the Administrator may in its absolute discretion limit the Participant's ability to exercise an Option by delivering shares, and any shares delivered which were initially acquired upon exercise of a stock option must have been owned by the Participant at least six months as of the date of delivery.

Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise.

             (b) In addition to the payment methods described in subsection (a), the Option may provide that the Option can be exercised and payment made by delivering a properly executed exercise notice together with irrevocable instructions to a bank or broker to promptly deliver to the Corporation the amount of sale or loan proceeds necessary to pay the exercise price and, unless otherwise allowed by the Administrator, any applicable tax withholding under Section 8.6. The Corporation shall not be obligated to deliver certificates for the shares unless and until it receives full payment of the exercise price therefor.

             (c) An Option shall be deemed to be exercised when the Secretary of the Corporation receives written notice of such exercise from the Participant, together with payment of the purchase price made in accordance with Section 4.2(a) and satisfaction of any applicable tax withholding under Section 6.6, except to the extent payment may be permitted to be made following delivery of written notice of exercise in accordance with Section 4.2(b).

             (d) At the discretion of the Committee, an Optionee may also arrange to have the appropriate number of shares otherwise issuable upon exercise withheld or sold to cover the withholding tax liability associated with the Option exercise.

             (e) Notwithstanding any other provision of the Plan, at the sole discretion of the Committee, an Optionee may, at least six months before exercising any Nonqualified Stock Option granted to him or her under the Plan, elect to defer the receipt of any shares upon the exercise of such Option by entering into a deferred compensation agreement approved by the Committee.

     4.3 Option Period. Each Option and all rights or obligations thereunder shall expire on such date as shall be determined by the Administrator, but not later than 10 years after the Award Date, and shall be subject to earlier termination as hereinafter provided.

     4.4     Exercise of Options.  Except as otherwise provided in Section
8.4 or in the case of death or Total Disability, no Option shall be exercisable for at least six months after the Award Date. The Administrator may, at any time after grant of the Option and from time to time, increase the number of shares purchasable on or after any particular date so long as the total number of shares then subject to the Option is not increased. No Option shall be exercisable except in respect of whole shares, and fractional share interests shall be disregarded. Not less than 10 shares of Common Stock may be purchased at one time unless the number purchased is the total number at the time available for purchase under the terms of the Option.

     4.5     Limitations on Grant of Incentive Stock Options.

             (a) To the extent that the aggregate Fair Market Value of stock with respect to which an Option intended as an Incentive Stock Option first exercisable by a Participant in any calendar year exceeds any applicable limits from time to time imposed under the Code, such options shall be treated as Nonqualified Stock Options. To the extent any discretionary action is necessary to meet any such limits, the Administrator on behalf of the Corporation may, in the manner and to the extent permitted by law, take such action.

             (b) There shall be imposed in any Award Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an "incentive stock option" as that term is defined in
Section 422 of the Code.

             (c) Unless otherwise permitted under applicable provisions of the Code, no Incentive Stock Option may be granted to any person who, at the time the Incentive Stock Option is granted, owns or under applicable Code provisions is deemed to own shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

     4.6 Performance Stock Options. The Administrator may grant Performance Stock Options to Eligible Employees who are deemed by the Administrator to be members of senior management whose performance has a direct relationship to improvement of the earnings of the Company. Vesting of such Options shall be contingent upon attainment of performance objectives measured by compounded earnings growth and such other criteria as may be established by the Administrator.

     4.7     Stock Depreciation Rights; Tax Offset Bonuses.

             (a) The Administrator may grant Stock Depreciation Rights to a Participant who is subject to Section 16(b) of the Exchange Act. Such Stock Depreciation Rights shall be evidenced in the Award Agreement or by means of an amendment to the Award Agreement in the event an employee becomes subject to Section 16(b) of the Exchange Act subsequent to the date of grant of the Option. A Stock Depreciation Right shall entitle such officer or director to a payment by the Company in the event that the Fair Market Value of shares of Common Stock issued pursuant to the exercise of an Option declines during the six month period after exercise while such Common Stock is still held by a Participant to the extent that such shares if sold would be subject to matching liability under Section 16 by virtue of a prior purchase. Payment may be made in cash in an amount per covered share equal to the lesser of (i) the difference between the Fair Market Value of a share of Common Stock on the date of expiration of such six month period and the Fair Market Value of a share of Common Stock on the date of exercise, (ii) the difference between the Fair Market Value of a share of Common Stock on the date of disposition of the covered share and the Fair Market Value of a share of Common Stock on the date of exercise and (iii) the difference between the Fair Market Value of a share of Common Stock on the date of exercise and the exercise price. This amount per share shall become payable subsequent to the disposition of the covered shares on or after the expiration of the six month period subject to such conditions, limits and rules as the Administrator may impose, including, without limitation, conditions required to satisfy the applicable regulatory requirements under Rule l6b-3.

             (b) In its discretion the Administrator may, in the Award Agreement, provide for a Tax-Offset Bonus to Participants upon exercise of Nonqualified or Performance Stock Options or to any Participant who elects to make a disqualifying disposition (as defined in Section 422(a)(l) of the Code) of Common Stock acquired pursuant to the exercise of an Incentive Stock Option. The Tax-Offset Bonus shall be in the form of a cash payment equal to a percentage of the difference between the exercise price and the Fair Market Value on the date of exercise of the Common Stock with respect to which the Bonus is payable. Such percentage shall be designed to offset the impact of additional taxes which result from the exercise of the Option or the disqualifying disposition, as the case may be.

     4.8 Reload Options. If an Optionee tenders shares of Common Stock to pay the exercise price of an Option in accordance with Section 4.2(a)(iii) or arranges to have a portion of the shares otherwise issuable upon exercise withheld or sold to pay the applicable withholding taxes in accordance with
Section 4.2(d), the Optionee may receive, at the discretion of the Committee, a new "Reload Option" equal to the number of shares tendered to pay the exercise price and the number of shares used to pay withholding taxes.
Reload Options shall be issued only as Nonqualified Stock Options and will be granted under such terms, conditions, restrictions and limitations as may be determined by the Committee from time to time. Reload Options may also be granted in connection with the exercise of options granted under any other plan of the Company which may be designated by the Committee from time to time, except as to Incentive Stock Options which have already been granted.

     4.9     Option Grants to Non-Employee Directors.

             (a) Direct grants of Non-Qualified Stock Options to Non-Employee Directors of the Company shall be made as follows:

                    (i) Non-Employee Directors will be granted a stock option upon appointment or reelection;

                    (ii) each stock option grant shall have a Black-Scholes value (a widely accepted method of determining the fair market value of an option) not to exceed 80% of the annual compensation opportunity for the Non-Employee Director multiplied by the number of years, or pro rata portion thereof, from the date of appointment or reelection until the date the Non-Employee Director is again up for reelection (the "Service Period");

                    (iii) a fraction of the option shares shall vest on each anniversary date of the appointment or reelection, which fraction shall have a numerator equal to one and a denominator equal to the number of years during the Service Period;

                    (iv) if a Service Period contains a fractional year (such as 1/2 year or 2-1/2 years), then for purposes of calculating the denominator described in (iii) above, the Service Period shall be rounded upwards to the nearest whole number (i.e., 1/2 year becomes 1 year, 2-1/2 years becomes 3 years); and

                    (v) in 2000, each Non-Employee Director who is not up for re-election will receive a stock option grant with a Black-Scholes value not to exceed 80% of the annual compensation opportunity for the Non-Employee Director multiplied by the number of years remaining in his or her term.

             (b) A Non-Employee Director who becomes an employee of the Company shall not thereafter receive grants of Options pursuant to the provisions of this Section, and a person who becomes an employee of the Company in connection with and at substantially the same time as his or her election or appointment as a director of the Company shall not receive any grants of options pursuant to this Section.

             (c) Each Option granted pursuant to this Section shall be for a term of ten years or until one year after the director ceases to be a director of the Company, whichever occurs first; shall have an exercise price equal to the Fair Market Value of the Common Stock on the date of grant; shall (except to the extent permitted by Rule l6b-3) be exercisable only by the Optionee (or in event of his or her Death or Disability, by the Optionee's Beneficiary or Personal Representative, as the case may be) and shall be nontransferable, except by will or the laws of descent and distribution, or for estate or financial planning purposes provided no consideration is exchanged; shall provide for payment of the exercise price in cash or by delivery of shares of Common Stock valued at their Fair Market Value at the date of exercise; shall not contain any provision for tax offset bonuses, stock appreciation rights, or stock depreciation rights, and shall otherwise conform to the terms and conditions of this Plan.

             (d) The provisions of this Section 4.9 and other provisions of this Plan with respect to the amount, price and timing of securities awarded pursuant to this Section shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, or any applicable rules thereunder, or as may otherwise be permitted with respect to formula plan awards under Rule l6b-3.

V.	STOCK APPRECIATION RIGHTS.

     5.1 Grants. In its discretion, the Administrator may grant Stock Appreciation Rights concurrently with the grant of Options. A Stock Appreciation Right shall extend to all or a portion of the shares covered by the related Option. A Stock Appreciation Right shall entitle the Participant who holds the related Option, upon exercise of the Stock Appreciation Right and surrender of the related Option, or portion thereof, to the extent the Stock Appreciation Right and related Option each were previously unexercised, to receive payment of an amount determined pursuant to Section 5.3. Any Stock Appreciation Right granted in connection with an Incentive Stock Option shall contain such terms as may be required to comply with the provisions of
Section 422 of the Code and the regulations promulgated thereunder. In its discretion, the Administrator may also grant Stock Appreciation Rights independently of any Option subject to such conditions as the Administrator may in its absolute discretion provide.

     5.2     Exercise of Stock Appreciation Rights.

             (a) A Stock Appreciation Right granted concurrently with an option shall be exercisable only at such time or times, and to the extent, that the related Option shall be exercisable and only when the Fair Market Value of the stock subject to the related Option exceeds the exercise price of the related Option.

             (b) In the event that a Stock Appreciation Right granted concurrently with an Option is exercised, the number of shares of Common Stock subject to the related Option shall be charged against the maximum amount of Common Stock that may be issued or transferred pursuant to Awards under this Plan. The number of shares subject to the Stock Appreciation Right and the related Option of the Participant shall also be reduced by such number of shares.

             (c) If a Stock Appreciation Right granted concurrently with an Option extends to less than all the shares covered by the related Option and if a portion of the related Option is thereafter exercised, the number of shares subject to the unexercised Stock Appreciation Right shall be reduced only if and to the extent that the remaining number of shares covered by such related Option is less than the remaining number of shares subject to such Stock Appreciation Right.

             (d) A Stock Appreciation Right granted independently of any Option shall be exercisable pursuant to the terms of the Award Agreement but in no event earlier than six months after the Award Date, except in the case of death or Total Disability.

     5.3     Payment.

             (a) Upon exercise of a Stock Appreciation Right and surrender of an exercisable portion of the related Option, the Participant shall be entitled to receive payment of an amount determined by multiplying

                     (l) the difference obtained by subtracting the exercise price per share of Common Stock under the related Option from the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, by

                     (2) the number of shares with respect to which the Stock Appreciation Right shall have been exercised.

             (b) The Administrator, in its sole discretion, may settle the amount determined under paragraph (a) above solely in cash, solely in shares of Common Stock (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such shares and partly in cash, provided that the Administrator shall have determined that such exercise and payment are consistent with applicable law. In any event, cash shall be paid in lieu of fractional shares. Absent a determination to the contrary, all Stock Appreciation Rights shall be settled in cash as soon as practicable after exercise. The exercise price for the Stock Appreciation Right shall be the exercise price of the related Option. Notwithstanding the foregoing, the Administrator may, in the Award Agreement, determine the maximum amount of cash or stock or a combination thereof which may be delivered upon exercise of a Stock Appreciation Right.

             (c) Upon exercise of a Stock Appreciation Right granted independently of any Option, the Participant shall be entitled to receive payment of an amount based on a percentage, specified in the Award Agreement, of the difference obtained by subtracting the Fair Market Value per share of Common Stock on the Award Date from the Fair Market Value per share of Common Stock on the date of exercise of the Stock Appreciation Right. Such amount shall be paid as described in paragraph (b) above.

VI.	RESTRICTED STOCK AWARDS.

     6.1 Grants. Subject to Section 3.3, the Administrator may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Employee. Each Restricted Stock Award Agreement shall specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the consideration to be paid for such shares by the Participant and the restrictions imposed on such shares, which restrictions shall not terminate earlier than six (6) months nor later than ten (10) years after the Award Date.

     6.2     Restrictions.

             (a) Except as provided in or pursuant to Section 8.12, shares of Common Stock comprising Restricted Stock Awards may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until such shares have vested.

             (b) Unless the Administrator otherwise provides, Participants receiving Restricted Stock shall be entitled to dividend and voting rights for the shares issued even though they are not vested, provided that such rights shall terminate immediately as to any forfeited Restricted Stock.

             (c) In the event that the Participant shall have paid cash in connection with the Restricted Stock Award, the Award Agreement shall specify whether and to what extent such cash shall be returned upon a forfeiture (with or without an earnings factor).

             (d) Restricted Stock Awards may include performance or other conditions to vesting as the Administrator deems appropriate.

VII.	PERFORMANCE SHARE AWARDS.

     7.1 Grants. The Administrator may, in its discretion, grant other types of performance-based Awards related to equity of the Company or any part thereof ("Performance Share Awards") to Eligible Employees based upon such factors as the Administrator shall determine. A Performance Share Award Agreement shall specify the number of shares of Common Stock subject to the Performance Share Award, the price, if any, to be paid for such shares by the Participant and the conditions upon which issuance to the Participant shall be based, which issuance shall not be earlier than six (6) months nor later than ten (10) years after the Award Date.

VIII.	OTHER PROVISIONS.

     8.1     Rights of Eligible Employees, Participants and Beneficiaries.

            (a) Adoption of this Plan shall not be construed as a commitment that any Award will be made under this Plan to an Eligible Employee or to Eligible Employees generally.

            (b) Nothing contained in this Plan (or in Award Agreements or in any other documents related to this Plan or to Awards) shall confer upon any Eligible Employee or Participant any right to continue in the employ of the Company or constitute any contract or agreement of employment, or interfere in any way with the right of the Company to reduce such person's compensation or other benefits or to terminate the employment of such Eligible Employee or Participant, with or without cause. Nothing contained in this Plan or any document related thereto shall affect any other contractual right of any Eligible Employee or Participant.

     8.2     Adjustments Upon Changes in Capitalization.

             (a) If the outstanding shares of Common Stock are changed into or exchanged for cash or a different number or kind of shares or securities of the Corporation or of another issuer, or if additional shares or new or different securities are distributed with respect to the outstanding shares of the Common Stock, through a reorganization or merger to which the Corporation is a party, or through a combination, consolidation, recapitalization, reclassification, stock split, stock dividend, reverse stock split, stock consolidation or other capital change or adjustment, an appropriate proportionate, equitable adjustment shall be made in the number and kind of shares or other consideration that is subject to or may be delivered under this Plan and pursuant to outstanding Awards. Corresponding adjustments to the consideration payable with respect to Awards granted prior to any such change and to the price, if any, paid in connection with or the criteria applicable to Restricted Stock Awards or Performance Share Awards shall also be made. Any such adjustments, however, shall be made without change in the total payment, if any, applicable to the portion of the Award not exercised but with a corresponding adjustment in the price for each share. Corresponding adjustments shall be made with respect to Stock Appreciation Rights based upon the adjustments made to the Options to which they are related or, in the case of Stock Appreciation Rights granted independently of any Option, based upon the adjustments made to Common Stock.

             (b) Upon the dissolution or liquidation of the Corporation, or upon a reorganization, merger or consolidation of the Corporation with one or more corporations as a result of which the Corporation is not the surviving corporation, the Plan shall terminate. The Administrator may provide in writing in connection with, or in contemplation of, any such transaction for any or all of the following alternatives (separately or in combination): (i) for the assumption by the successor corporation (if any) of the Awards theretofore granted or the substitution by such corporation for such Awards of awards covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of securities and/or other property and prices; (ii) for the continuance of the Plan by such successor corporation in which event the Plan and the Awards shall continue in the manner and under the terms so provided; or (iii) for the payment in cash, securities and/or other property in lieu of and in complete satisfaction of such Awards.

             (c) In adjusting Awards to reflect the changes described in this Section 8.2, or in determining that no such adjustment is necessary, the Administrator may rely upon the advice of independent counsel and accountants of the Corporation, and the determination of the Administrator shall be conclusive. No fractional shares of stock shall be issued under this Plan on account of any such adjustment.

     8.3 Termination of Employment. Unless the Administrator otherwise expressly provides, either in the applicable Award Agreement or by subsequent modification thereof:

             (a) If the Participant's employment by the Company terminates for any reason other than Retirement (except in cases involving Incentive Stock Options), death or Total Disability, the Participant shall have, subject to earlier termination pursuant to or as contemplated by
Section 4.3, three (3) months from the date of termination of employment to exercise any Option to the extent it shall have become exercisable on the date of termination of employment, and any Option not exercisable on that date shall terminate. Notwithstanding the preceding sentence, in the event the Participant is discharged for cause as determined by the Administrator in its sole discretion, all Options shall terminate immediately upon receipt of the notice of termination of employment.

             (b) If the Participant's employment by the Company terminates as a result of Retirement (except in cases involving Incentive Stock Options) or Total Disability, the Participant or Participant's Personal Representative, as the case may be, shall have, subject to earlier termination pursuant to or as contemplated by Section 4.3, twelve (12) months from the date of termination of employment to exercise any Option to the extent it shall have become exercisable by the date of termination of employment, and any Option not exercisable on that date shall terminate.

             (c) If the Participant's employment by the Company terminates as a result of death while the Participant is employed by the Company or during the twelve (12) month period referred to in subsection (b) above, the Participant's Option shall be exercisable by the Participant's Beneficiary, subject to earlier termination pursuant to or as contemplated by
Section 4.3, during the twelve (12) month period following the Participant's death, as to all or any part of the shares of Common Stock covered thereby to the extent exercisable on the date of death (or earlier termination).

             (d) Each Stock Appreciation Right granted concurrently with an Option shall have the same termination provisions and exercisability periods as the Option to which it relates. The termination provisions and exercisability periods of any Stock Appreciation Right granted independently of an Option shall be established in accordance with Section 5.2(d). The exercisability period of a Stock Appreciation Right shall not exceed that provided in Section 4.3 or in the related Award Agreement and the Stock Appreciation Right shall expire at the end of such exercisability period.

             (e) In the event of termination of employment with the Company for any reason, (i) shares of Common Stock subject to a Participant's Restricted Stock Award shall be forfeited in accordance with the provisions of the related Award Agreement to the extent such shares have not become vested on that date; and (ii) shares of Common Stock subject to the Participant's Performance Share Award shall be forfeited in accordance with the provisions of the related Award Agreement to the extent such shares have not been issued or become issuable on that date.

             (f) In the event of (or in anticipation of) a Participant's termination of employment with the Company for any reason, other than discharge for cause, the Administrator may, in its discretion, accelerate the exercisability of or increase the portion of the Participant's Award available to the Participant, or Participant's Beneficiary or Personal Representative, as the case may be, or (subject to the ten (10)-year limit) extend the period after termination during which the Award may continue to vest and/or be exercisable upon such terms and subject to such conditions as the Administrator shall determine.

             (g) If an entity ceases to be a Subsidiary, such action shall be deemed for purposes of this Section 8.3 to be a termination of employment of each employee of that entity who does not continue as an employee of another entity within the Company.

     8.4 Acceleration of Awards. Except to the extent that prior to an Event the Administrator determines that, upon its occurrence, there shall be no acceleration of Awards held by Participants or determines those Awards held by Participants that will be accelerated and the extent to which they will be accelerated, upon the occurrence of an Event (i) each Option and each related Stock Appreciation Right shall become immediately exercisable to the full extent theretofore not exercisable, (ii) Restricted Stock shall immediately vest free of restrictions and (iii) the number of shares covered by each Performance Share Award shall be issued to the Participant; subject, however, to compliance with applicable regulatory requirements, including without limitation Rule l6b-3 promulgated by the Commission pursuant to the Exchange Act and Section 422 of the Code.

     8.5 Government Regulations. This Plan, the granting of Awards under this Plan and the issuance or transfer of shares of Common Stock (and/or the payment of money) pursuant thereto are subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency (including without limitation "no action" positions of the Commission) which may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Without limiting the generality of the foregoing, no Awards may be granted under this Plan, and no shares shall be issued by the Corporation, nor cash payments made by the Corporation, pursuant to or in connection with any such Award, unless and until, in each such case, all legal requirements applicable to the issuance or payment have, in the opinion of counsel to the Corporation, been complied with. In connection with any stock issuance or transfer, the person acquiring the shares shall, if requested by the Corporation, give assurances satisfactory to counsel to the Corporation in respect of such matters as the Corporation may deem desirable to assure compliance with all applicable legal requirements.

     8.6     Tax Withholding.

             (a) Upon the disposition by a Participant or other person of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of
Section 422 of the Code, or upon the exercise of a Nonqualified Stock Option or a Performance Stock Option, the exercise of a Stock Appreciation Right, the vesting of a Restricted Stock Award, the payment of a Performance Share Award, payment pursuant to a Stock Depreciation Right or payment of a Tax-Offset Bonus, the Company shall have the right to require such Participant or such other person to pay by cash, or certified or cashier's check payable to the Company, the amount of any taxes which the Company may be required to withhold with respect to such transactions. The above notwithstanding, in any case where a tax is required to be withheld in connection with the issuance or transfer of shares of Common Stock under this Plan, the Participant may elect, pursuant to such rules as the Administrator may establish, to have the Company reduce the number of such shares issued or transferred by the appropriate number of shares to accomplish such withholding; provided, the Administrator may impose such conditions on the payment of any withholding obligation as may be required to satisfy applicable regulatory requirements, including, without limitation, Rule 16b-3 promulgated by the Commission pursuant to the Exchange Act.

             (b) The Administrator may, in its discretion, permit a loan from the Company to a Participant in the amount of any taxes which the Company may be required to withhold with respect to shares of Common Stock received pursuant to a transaction described in subsection (a) above. Such a loan will be for a term, at a rate of interest and pursuant to such other terms and rules as the Administrator may establish.

     8.7     Amendment, Termination and Suspension.

             (a) The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan (or, subject to Section 4.9 (d), any part hereof). The amendment shall be approved by the stockholders to the extent then required by Rule 16b-3, Section 425 of the Internal Revenue Code or any successors thereto, or any other applicable law or rules.

             (b) In the case of Awards issued before the effective date of any amendment, suspension or termination of this Plan, such amendment, suspension or termination of this Plan shall not, without specific action of the Administrator and the consent of the Participant, in any manner materially adverse to the Participant, modify, amend, alter or impair any rights or obligations under any Award previously granted under this Plan.

             (c) No Awards may be granted during any suspension of this Plan or after its termination, but Awards theretofore granted may be amended to the same extent as if this Plan had not been terminated or suspended, provided no additional shares become the subject of the Award by reasons of the amendment.

             (d) The Administrator may, subject to the consent of the Participant in the case of an amendment that might have a material adverse effect on the Participant, make such modifications of the terms and conditions of such Participant's Award as it shall deem advisable, including an amendment to the terms of any Option to provide that the Option price of the shares remaining subject to the original Award shall be established at a price not less than 100% of the Fair Market Value of the Common Stock on the effective date of the amendment. No modification of any other term or provision of any Option which is amended in accordance with the foregoing shall be required, although the Administrator may, in its discretion, make such other modifications of any such Option as are not inconsistent with or prohibited by this Plan.

             (e) Adjustments pursuant to Section 8.2 shall not be deemed amendments requiring the consent of the Participant.

     8.8 Privileges of Stock Ownership; Nondistributive Intent. A Participant shall not be entitled to the privilege of stock ownership as to any shares of Common Stock not actually issued to him or her. Upon the issuance and transfer of shares to the Participant, unless a registration statement is in effect under the Securities Act, relating to such issued and transferred Common Stock and there is available for delivery a prospectus meeting the requirements of Section 10 of the Securities Act, the Common Stock may be issued and transferred to the Participant only if he or she represents and warrants in writing to the Corporation that the shares are being acquired for investment and not with a view to the resale or distribution thereof. No shares shall be issued and transferred unless and until there shall have been full compliance with any then applicable regulatory requirements (including those of exchanges upon which any Common Stock of the Corporation may be listed).

     8.9 Effective Date of the Plan. This Plan shall be effective upon its approval by the shareholders of the Corporation.

     8.10 Term of the Plan. Unless previously terminated by the Board, this Plan shall terminate at the close of business on June 20, 2010, and no Awards shall be granted under it thereafter, but such termination shall not affect any Award theretofore granted or the authority of the Administrator with respect to then outstanding Awards.

     8.11 Governing Law. This Plan and the documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with, the laws of the State of Delaware. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue to be fully effective.

     8.12    Transfer Restrictions.

             (a) Awards constituting derivative securities shall be exercisable only by, and shares, cash or other property payable pursuant to such Awards shall be paid only to, the Participant (or, in the event of the Participant's death, to the Participant's Beneficiary or, in the event of the Participant's Total Disability, to the Participant's Personal Representative or, if there is none, to the Participant). Other than by will or the laws of descent and distribution, no such Awards, or interest in or under any such Award or this Plan, shall be transferable or subject in any manner to encumbrance or other charge and any such attempted transfer or charge shall be void.

             (b)     The restrictions on exercise, transfer and payment in
Section 8.12 (a) shall not be deemed to prohibit (l) "cashless exercise" procedures through unaffiliated third parties which provide financing for the purpose of exercising an Award consistent with applicable legal restrictions and Rule 16b-3, nor (2) to the extent permitted by the Administrator and expressly set forth in the Award Agreement or an amendment thereto, transfers without consideration for estate or financial planning purposes, notwithstanding that the inclusion of such features may render the particular Awards ineligible for the benefits of Rule l6b-3, nor (3) in the case of Participants who are not Section 16 Persons, transfers in such other circumstances as the Administrator may (to the extent consistent with Rule 16b-3, applicable provisions of the Code and applicable securities or other laws) in the applicable Award Agreement or other writing expressly provide, nor (4) the subsequent transfer of shares issued on exercise of a derivative security or the vesting of a Restricted Stock or Performance Share Award (except to the extent that the Award, this Plan or the Administrator otherwise expressly provides).

             (c) No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock) of the Company by reason of any Award granted hereunder. Neither the provisions of this Plan (or of any documents related hereto), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive an Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

     8.13     Limitations as to Section 16 Persons; Plan Construction.

              It is the intent of the Corporation that this Plan and Awards hereunder satisfy and be interpreted in a manner that in the case of persons who are or may be subject to Section 16 of the Exchange Act satisfies the applicable plan requirements of Rule l6b-3, so that such persons will be entitled (unless otherwise expressly acknowledged in writing) to the benefits of the Rule 16b-3 or other exemptive rules under Section 16 Exchange Act and will not be subjected to avoidable liability thereunder. In furtherance of such intent, any provision of this Plan or of any Award would otherwise frustrate or otherwise conflict with the intent expressed above, that provision to the extent possible shall be interpreted and deemed amended so as to avoid conflict, but to the extent of any remaining irreconcilable conflict with such intent as to such persons in the circumstances, such provision may be deemed void.